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                                                                   EXHIBIT 10.30


                           WESTERN DIGITAL CORPORATION

                         SAVINGS AND PROFIT SHARING PLAN


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                                    CONTENTS

ARTICLE 1         INTRODUCTION................................................................................    1

ARTICLE 2         DEFINITIONS.................................................................................    3
                  2.1      Accounts...........................................................................    3
                  2.2      Administration Committee...........................................................    3
                  2.3      Affiliated Company.................................................................    3
                  2.4      Beneficiary........................................................................    4
                  2.5      Board of Directors.................................................................    4
                  2.6      Break in Service...................................................................    4
                  2.7      Code...............................................................................    5
                  2.8      Company............................................................................    5
                  2.9      Compensation.......................................................................    5
                  2.10     Computation Period.................................................................    7
                  2.11     Disability.........................................................................    7
                  2.12     Distributable Benefit..............................................................    8
                  2.13     Effective Date.....................................................................    8
                  2.14     Eligible Employee..................................................................    8
                  2.15     Employee...........................................................................    8
                  2.16     Employer...........................................................................    9
                  2.17     Employment Commencement Date.......................................................    9
                  2.18     Entry Date.........................................................................    9
                  2.19     ERISA..............................................................................    9
                  2.20     Forfeiture Account.................................................................    9
                  2.21     Hardship...........................................................................    9
                  2.22     Highly Compensated Employee........................................................   10
                  2.23     Hour of Service....................................................................   13
                  2.24     Investment Fund....................................................................   14
                  2.25     Investment Manager.................................................................   15
                  2.26     Leave of Absence...................................................................   15
                  2.27     Matching Contributions.............................................................   15
                  2.28     Maternity or Paternity Absence.....................................................   15
                  2.29     Normal Retirement Age..............................................................   15
                  2.30     Participant and Active Participant.................................................   16
                  2.31     Plan...............................................................................   16
                  2.32     Plan Administrator.................................................................   16
                  2.33     Plan Year..........................................................................   16
                  2.34     Pre-Tax Contributions..............................................................   16
                  2.35     Profit Sharing Contributions.......................................................   16
                  2.36     Severance..........................................................................   16
                  2.37     Severance Date.....................................................................   17
                  2.38     Spouse.............................................................................   17
                  2.39     Stock..............................................................................   17
                  2.40     Trust and Trust Fund...............................................................   17

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
                  2.41     Trust Agreement....................................................................   17
                  2.42     Trustee............................................................................   17
                  2.43     Valuation Date.....................................................................   17
                  2.44     Vested Interest....................................................................   18
                  2.45     Year of Eligibility Service........................................................   18
                  2.46     Year of Vesting Service............................................................   19

ARTICLE 3         ELIGIBILITY AND PARTICIPATION...............................................................   21
                  3.1      Eligibility to Participate.........................................................   21
                  3.2      Commencement of Active Participation...............................................   21
                  3.3      Change in Status...................................................................   21
                  3.4      Reemployment.......................................................................   22
                  3.5      Employee Responsibility............................................................   22

ARTICLE 4         PARTICIPANT CONTRIBUTIONS...................................................................   23
                  4.1      Election to Contribute.............................................................   23
                  4.2      Participant Contribution Amounts...................................................   23
                  4.3      Modification, Revocation or Termination of Contribution Election...................   24
                  4.4      Limitation on Pre-Tax Contributions by Highly Compensated Employees................   25
                  4.5      Provisions for Disposition of Excess Pre-Tax Contributions by Highly
                           Compensated Employees..............................................................   28
                  4.6      Provisions for Return of Annual Pre-Tax Contributions in Excess of the
                           Deferral Limitation................................................................   29
                  4.7      Character of Amounts Contributed as Pre-Tax Contributions..........................   31
                  4.8      Participant Rollover Contributions.................................................   31
                  4.9      Plan-to-Plan Transfers.............................................................   31

ARTICLE 5         EMPLOYER CONTRIBUTIONS......................................................................   32
                  5.1      Determination of Employer Contributions............................................   32
                  5.2      Pre-Tax Contributions..............................................................   32
                  5.3      Basic Matching Contribution........................................................   32
                  5.4      Supplemental Matching Contributions and Qualified Nonelective Contributions........   33
                  5.5      Profit Sharing Contributions.......................................................   35
                  5.6      Timing of Employer Contributions...................................................   35
                  5.7      Application of Forfeitures.........................................................   36
                  5.8      Requirement for Profits............................................................   37
                  5.9      Special Limitations on 401(m) Contributions........................................   37
                  5.10     Provisions for Reduction of Excess 401(m) Contributions by or on Behalf of
                           Highly Compensated Employees.......................................................   40
                  5.11     Forfeiture of Matching Contributions Attributable to Excess Deferrals or
                           Contributions......................................................................   42

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
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                  5.12     Irrevocability.....................................................................   42
                  5.13     Make-Up Contributions..............................................................   43

ARTICLE 6         FUNDING.....................................................................................   44
                  6.1      In General.........................................................................   44

ARTICLE 7         INVESTMENTS.................................................................................   45
                  7.1      Investments of Contributions.......................................................   45
                  7.2      Investment in Employer Securities..................................................   45
                  7.3      Participant Investment Designations................................................   45
                  7.4      Securities Transactions............................................................   46
                  7.5      Rights, Warrants, or Options.......................................................   46
                  7.6      Voting of Stock....................................................................   46
                  7.7      Valuation of Stock.................................................................   48
                  7.8      Allocation of Stock Dividends and Splits...........................................   49
                  7.9      Reinvestment of Dividends..........................................................   49
                  7.10     Allocation of Dividends other than Stock Dividends.................................   49
                  7.11     Certain Offers for Stock...........................................................   50

ARTICLE 8         VESTING.....................................................................................   55
                  8.1      Vested Interest in Pre-Tax Contributions Account, Rollover Account, and Profit
                           Sharing Account....................................................................   55
                  8.2      Determination of Vested Interest in Matching Contributions Account.................   55
                  8.3      Amendment of Vesting Schedule......................................................   56

ARTICLE 9         PAYMENT OF PLAN BENEFITS....................................................................   57
                  9.1      Distribution Upon Retirement.......................................................   57
                  9.2      Distribution Upon Death Prior to Payment of Benefits...............................   57
                  9.3      Distribution upon Disability.......................................................   58
                  9.4      Severance Prior to Normal Retirement Age...........................................   58
                  9.5      Forfeitures; Restoration...........................................................   60
                  9.6      Form of Payment of Distributable Benefit...........................................   60
                  9.7      In-Service Withdrawals.............................................................   61
                  9.8      Loans..............................................................................   64
                  9.9      Designation of Beneficiary.........................................................   65
                  9.10     Facility of Payment................................................................   67
                  9.11     Payee Consent......................................................................   67
                  9.12     Additional Requirements for Distribution...........................................   67
                  9.13     Notice of Right to Elect Direct Rollover...........................................   68

ARTICLE 10        VALUATION OF ACCOUNTS.......................................................................   70
                  10.1     Allocation of Plan Earnings or Losses..............................................   70
                  10.2     Value of Participant Accounts for Distribution.....................................   70

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
ARTICLE 11        OPERATION AND ADMINISTRATION OF THE PLAN....................................................   71
                  11.1     Plan Administration................................................................   71
                  11.2     Administration Committee Powers....................................................   71
                  11.3     Investment Manager.................................................................   72
                  11.4     Administration Committee Procedure.................................................   73
                  11.5     Compensation of Administration Committee...........................................   73
                  11.6     Resignation and Removal of Members.................................................   73
                  11.7     Appointment of Successors..........................................................   74
                  11.8     Records............................................................................   74
                  11.9     Reliance Upon Documents and Opinions...............................................   74
                  11.10    Requirement of Proof...............................................................   75
                  11.11    Reliance on Administration Committee Memorandum....................................   75
                  11.12    Multiple Fiduciary Capacity........................................................   75
                  11.13    Limitation on Liability............................................................   75
                  11.14    Indemnification....................................................................   76
                  11.15    Bonding............................................................................   76
                  11.16    Prohibition Against Certain Actions................................................   76
                  11.17    Plan Expenses......................................................................   76

ARTICLE 12        MERGER OF COMPANY; MERGER OF PLAN...........................................................   78
                  12.1     Effect of Reorganization or Transfer of Assets.....................................   78
                  12.2     Merger Restriction.................................................................   78

ARTICLE 13        PLAN TERMINATION AND  DISCONTINUANCE OF CONTRIBUTIONS.......................................   79
                  13.1     Plan Termination...................................................................   79
                  13.2     Discontinuance of Contributions....................................................   79
                  13.3     Rights of Participants.............................................................   80
                  13.4     Trustee's Duties on Termination....................................................   80
                  13.5     Partial Termination................................................................   81
                  13.6     Failure to Contribute..............................................................   81

ARTICLE 14        APPLICATION FOR BENEFITS....................................................................   82
                  14.1     Application for Benefits...........................................................   82
                  14.2     Action on Application..............................................................   82
                  14.3     Appeals............................................................................   82

ARTICLE 15        LIMITATIONS ON CONTRIBUTIONS................................................................   84
                  15.1     General Rule.......................................................................   84
                  15.2     Annual Additions...................................................................   84
                  15.3     Other Defined Contribution Plans...................................................   84
                  15.4     Combined Plan Limitation (Defined Benefit Plan)....................................   85
                  15.5     Adjustments for Excess Annual Additions............................................   85
                  15.6     Disposition of Excess Profit Sharing Contribution Amounts..........................   86
                  15.7     Affiliated Company.................................................................   86


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
ARTICLE 16        RESTRICTION ON ALIENATION...................................................................   87
                  16.1     General Restrictions Against Alienation............................................   87
                  16.2     Nonconforming Distributions Under Court Order......................................   87

ARTICLE 17        PLAN AMENDMENTS.............................................................................   89
                  17.1     Amendments.........................................................................   89

ARTICLE 18        MISCELLANEOUS...............................................................................   90
                  18.1     No Enlargement of Employee Rights..................................................   90
                  18.2     Mailing of Payments; Lapsed Benefits...............................................   90
                  18.3     Addresses..........................................................................   91
                  18.4     Notices and Communications.........................................................   91
                  18.5     Reporting and Disclosure...........................................................   92
                  18.6     Interpretation.....................................................................   92
                  18.7     Withholding for Taxes..............................................................   92
                  18.8     Limitation on Company and Employer; Administration Committee and Trustee
                           Liability..........................................................................   92
                  18.9     Successors and Assigns.............................................................   92
                  18.10    Counterparts.......................................................................   92

ARTICLE 19        TOP-HEAVY PLAN RULES........................................................................   94
                  19.1     Applicability......................................................................   94
                  19.2     Definitions........................................................................   94
                  19.3     Top-Heavy Status...................................................................   95
                  19.4     Minimum Contributions..............................................................   97
                  19.5     Maximum Annual Addition............................................................   98
                  19.6     Vesting Rules......................................................................   99
                  19.7     Non-Eligible Employees.............................................................   99


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                           WESTERN DIGITAL CORPORATION
                         SAVINGS AND PROFIT SHARING PLAN

                                   ARTICLE 1.

                                  INTRODUCTION

         Western Digital Corporation previously established the Western Digital Corporation Savings and Investment Plan (the "Predecessor Plan") effective October 1, 1984, for the benefit of certain of its employees.

         Effective August 20, 1986, the Adaptive Data Systems, Inc. Employee Savings and Investment Plan was merged into the Predecessor Plan.

         Effective July 1, 1987, the Western Digital Corporation Employee Stock Ownership Plan (the "ESOP") and the Faraday Electronics, Inc. Profit Sharing-Salary Savings Plan and Trust were merged into the Predecessor Plan and the resulting Predecessor Plan was renamed the Western Digital Corporation Savings and Employee Stock Ownership Plan.

         Effective July 1, 1987, the Predecessor Plan was amended and restated to incorporate the provisions of the merged plans and to make various plan design changes. That restatement was intended to be a continuation of the Predecessor Plan.

         Effective September 7, 1989 the Verticom Savings and Retirement Plan was merged into the Predecessor Plan.

         Effective May 10, 1991, the Predecessor Plan was split into two plans, one consisting of the provisions relating to the ESOP Fund (as defined in Section 1.16 of the Predecessor Plan) and the other consisting of provisions relating to the remaining portion of the Predecessor Plan (the "401(k) Portion"). Effective that same date, the 401(k) Portion was spun off from the remaining portion of the Predecessor Plan and renamed the "Western Digital Corporation Savings Plan" (the "Plan"). The remaining portion of the Predecessor Plan was renamed the "Western Digital Corporation Employee Stock Ownership Plan".

         The Plan was amended and restated as of May 10, 1991 to reflect the spin-off and the continuation of the 401(k) Portion of the Predecessor Plan. The Plan subsequently was amended by the First Amendment (executed December 23,
1992), the Second Amendment (executed March 23, 1993), the Third Amendment (executed March 24, 1994), the Fourth Amendment (executed March 24, 1994), the Fifth Amendment (executed November 1, 1994) and the Sixth Amendment (executed concurrently with the execution of this Restatement of the Plan as of the date of execution hereof). This Restatement incorporates all amendments through and including the Sixth Amendment.


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         The Plan is intended to qualify under Code Section 401(a) as a profit sharing plan and Section 401(k) as a cash or deferred arrangement.

         The purpose of the Plan is to enable participating employees to share in Employer profits and to accumulate additional capital for retirement through a convenient method of regular savings in a tax-efficient manner and matching Employer Contributions.

         Although this Restatement reflects provisions of the Plan as in effect as of the date of execution hereof, the effective date of any provision of the Plan affected by amendment of the Plan shall be as set forth in such amendment.

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                                   ARTICLE 2.

                                   DEFINITIONS

         2.1. ACCOUNTS. "Accounts" or "Participant's Accounts" means the following Plan accounts maintained by the Administration Committee for each
Participant:

                  2.1.1. "After-Tax Contributions Account" shall mean the account established and maintained for each Participant to reflect amounts held in the Trust Fund on behalf of such Participant which are attributable to After-Tax Contributions by a Participant in accordance with Section 4.2.

                  2.1.2. "Pre-Tax Contributions Account" shall mean the account established and maintained for each Participant to reflect amounts held in the Trust Fund on behalf of such Participant which are attributable to Pre-Tax Contributions by an Employer on behalf of the Participant in accordance with Section 5.2.

                  2.1.3. "Matching Contributions Account" shall mean the account established and maintained for each Participant to reflect amounts held in the Trust Fund on behalf of such Participant which are attributable to Matching Contributions by an Employer under Section 5.3. and Section 5.4.

                  2.1.4. "Profit Sharing Contributions Account" shall mean the account established and maintained for each Participant to reflect amounts held in the Trust Fund on behalf of such Participant which are attributable to any Profit Sharing Contributions in accordance with
         Section 5.5.

                  2.1.5. "Rollover Account" shall mean the account established and maintained for a Participant to reflect amounts held in the Trust Fund which are attributable to Participant rollover contributions under
         Section 4.8.

         2.2. ADMINISTRATION COMMITTEE. "Administration Committee" shall mean the Administration Committee described in Article 11. hereof.

         2.3. AFFILIATED COMPANY. "Affiliated Company" shall mean:

                  2.3.1. Any corporation that is included in a controlled group of corporations, within the meaning of Section 414(b) of the Code, that includes the Company,

                  2.3.2. Any trade or business that is under common control with the Company within the meaning of Section 414(c) of the Code,


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                  2.3.3. Any member of an affiliated service group, within the meaning of Section 414(m) of the Code, that includes the Company, and

                  2.3.4. Any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

         2.4. BENEFICIARY. "Beneficiary" or "Beneficiaries" means the person or persons last designated by a Participant as set forth in Section 9.9. or, if there is no designated Beneficiary or surviving Beneficiary, the person or persons designated in Section 9.9. to receive the Distributable Benefit of a deceased Participant in such event.

         2.5. BOARD OF DIRECTORS. "Board of Directors" shall mean the Board of Directors of Western Digital Corporation as it may from time to time be constituted, or a committee thereof, if duly authorized to act for and in place of the Board of Directors.

        2.6. BREAK IN SERVICE. "Break in Service," for purposes of determining an Employee's Years of Vesting Service credit or Year of Eligibility Service credit, shall mean a Computation Period during which an individual completes not more than half the number of Hours of Service required for such Year of Vesting Service or Eligibility Service. A Break in Service shall be sustained, or be deemed to occur, on the last day of the applicable Computation Period.

                  2.6.1. Solely for purposes of determining whether an Employee sustains a Break in Service because he is not credited with the number of Hours of Service required for a Year of Vesting Service or a Year of Eligibility Service, the provisions of Subsections 2.6.2. and 2.6.3. below shall apply to an Employee's period of Maternity or Paternity Absence.

                  2.6.2. The number of Hours of Service which shall be credited to an Employee for a period of Maternity or Paternity Absence shall be

                           2.6.2.1. the number which otherwise would normally
                  have been credited to the Employee but for the absence, or

                           2.6.2.2. if the Administrative Committee determines
                  that the number described in 2.6.2.1. above can not be determined, eight (8) Hours of Service per day of such absence; provided, however, that the total number of hours treated as Hours of Service under this Subsection 2.6.2. shall not exceed five hundred one (501), and that these Hours of Service shall be taken into account solely for purposes of determining whether or not the Employee has incurred a Break in Service.

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                  2.6.3. The Hours described in Subsection 2.6.2. above shall be credited to the Computation Period

                           2.6.3.1. in which the absence from work begins, if
                  the Employee would be prevented from incurring a Break in Service in that Computation Period solely because of such crediting, or

                           2.6.3.2. in any other case, in the immediately
                  following Computation Period.

         2.7. CODE. "Code" shall mean the Internal Revenue Code of 1986, as in effect on the date of execution of this Plan document and as thereafter amended from time to time.

         2.8. COMPANY. "Company" shall mean Western Digital Corporation.

         2.9. COMPENSATION. "Compensation" for purposes of this Plan shall be determined in accordance with the provisions of this Section 2.9.

                  2.9.1. For purposes of Section 4.2. relating to a Participant's Pre-Tax Contribution amounts and Sections 5.3. and 5.4. relating to certain limitations on Matching Contributions, "Compensation" shall mean the full salary and wages paid by the Employer to an Employee, including commissions, bonuses (to the extent not excluded under 2.9.3. below), tips, overtime pay, severance pay, and amounts of Pre-Tax Contributions elected pursuant to Section 3.2. of this Plan and/or a benefit plan sponsored by an Employer and qualified under Code Section 125.

                  2.9.2. For purposes of Section 5.5. relating to the allocation of any Profit Sharing Contributions, "Compensation" shall mean Compensation as defined in 2.9.1. above, except that any non-draw commissions or bonuses payable by the Employer to an Employee shall be excluded.

                  2.9.3. "Compensation" as defined in 2.9.1. or 2.9.2. shall exclude the following:

                           2.9.3.1. any amounts contributed by the Employer,
                  other than Pre-Tax Contributions, pursuant to Section 4.1., to any pension plan or plan of deferred compensation (including this Plan),

                           2.9.3.2. any automobile and relocation allowances (or
                  reimbursement for any such expenses),

                           2.9.3.3. any amounts paid as a starting bonus or
                  finder's fee,

                           2.9.3.4. amounts realized from the exercise of
                  non-qualified stock options,


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                           2.9.3.5. any amounts paid by the Employer (other than
                  Pre-Tax Contributions described above) for other fringe benefits, such as health and welfare, hospitalization, and group life insurance benefits, or perquisites, or paid in lieu of such benefits, such as cash-out of credits generated under a plan qualified under Code Section 125.

                  2.9.4. Except as provided in Exhibit A, Compensation shall include only the amounts determined in accordance with 2.9.1., 2.9.2. and 2.9.3. above that are paid to an individual while he is an Active Participant.

                  2.9.5. Solely for purposes of Article 15. (relating to certain limitations on annual additions to or benefits from qualified plans) and Article 19. (relating to top-heavy plans), the term "Compensation" shall mean wages within the meaning of Section 3401(a) of the Code and any other payments of compensation to the Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Sections 6041(d) and 6051(a)(3) of the Code; provided, however, that such "Compensation" shall not include any amounts paid or reimbursed by the Employer for moving expenses incurred by the Employee, but only to the extent that at the time of payment it is reasonable to believe that these amounts are deductible by the Employee under Section 217 of the Code. For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of Article 15., Compensation for a Limitation Year, as defined in Subsection 15.1.2., is the Compensation actually paid or includible in gross income during such Limitation Year.

                  2.9.6. Except to the extent otherwise permitted by law, "Compensation" for any Plan Year that begins on or after July 1, 1989 shall not exceed the annual compensation limit in effect under Section 401(a)(17) of the Code on the January 1 coinciding with or immediately preceding the first day of such Plan Year, as provided in this Subsection.

                           2.9.6.1. For any Plan Year that begins on or after
                  January 1, 1994 such limit shall be $150,000, as that amount is adjusted in accordance with Section 401(a)(17)(B) of the Code.

                           2.9.6.2. For any Plan Year that begins on or after
                  July 1, 1989 and before January 1, 1994, such limit shall be $200,000, as that amount is adjusted at the same time and in the same manner as under Section 415(d) of the Code.

                           2.9.6.3. In no event shall this Plan be deemed to
                  violate the annual limitation on Compensation under this Subsection solely because such limitation is applied


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

                  separately to Compensation taken into account for a Plan Year for purposes of Section 4.2.1., 4.2.2., 4.4. and 5.9.

                           2.9.6.4. If Compensation for a period of less than
                  twelve (12) months is taken into account for any Plan Year, then, to the extent required by regulations under Section 401(a)(17) of the Code, the otherwise applicable annual Compensation limit provided under this Subsection 2.9.6. is reduced in the same proportion as the reduction in the twelve-month period. However, no proration shall be required solely because Compensation taken into account for a Plan Year includes only Compensation paid for periods during which the Employee is an Active Participant (including a portion of a Compensation year corresponding to a period of Active Participation).

                           2.9.6.5. For purposes of the annual Compensation
                  limit provided under this Subsection, the family aggregation rules of Section 414(q)(6) of the Code shall apply to an Employee who is a five percent (5%) owner or one of the top-ten highest paid Employees, except in applying such rules, the term "family member" shall include only the Spouse and any of the Employee's lineal descendants who have not attained age 19 before the close of the year. If, as a result of the application of such rules the limit is exceeded, then, the limit shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Subsection prior to the application of this limit.

         2.10. COMPUTATION PERIOD. "Computation Period" shall mean the consecutive twelve-month period used for purposes of determining whether an Employee is to be credited with a Year of Vesting or Eligibility Service, or a Break in such Service.

                  2.10.1. For purposes of determining whether an Employee is to be credited with a Year of Eligibility Service or a Break in such Service, the Computation Period shall be the twelve-month period commencing on the Employee's Employment Commencement Date and the first day of any Plan Year commencing thereafter.

                  2.10.2. For purposes of determining whether an Employee is to be credited with a Year of Vesting Service or a Break in such Service, the Computation Period shall be the Plan Year.

         2.11. DISABILITY. "Disability" shall mean any physical or mental condition which renders a person unable to engage in any substantial gainful activity for the Company or an Affiliated Company for which he is reasonably fitted by education, training, or experience. A physical or mental condition which qualifies a Participant for disability payments under the Company or an


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

Affiliated Company's long-term disability plan is deemed to be a Disability, effective as of the date on which the Participant qualifies for such payments. The Committee will determine, based on whatever competent medical evidence it requires, whether any other person has incurred a Disability and the effective date of such Disability.

         2.12. DISTRIBUTABLE BENEFIT. "Distributable Benefit" shall mean the Vested Interest of a Participant in this Plan which is determined and distributable to the Participant in accordance with the provisions of Articles 8., 9. and 10.

         2.13. EFFECTIVE DATE. "Effective Date" shall mean May 10, 1991.

         2.14. ELIGIBLE EMPLOYEE. 2.14.1. "Eligible Employee" shall mean any Employee of an Employer who is paid from the Employer's United States payroll, except as provided in Subsection 2.14.2. below.

                  2.14.2. The term "Eligible Employee" does not include:

                           2.14.2.1. any person whose employment is covered by
                  the terms of a collective bargaining agreement, if retirement benefits were the subject of good faith bargaining;

                           2.14.2.2. any person whose employment relationship is
                  limited to that of a consultant to the Employer; and

                           2.14.2.3. any person who is a summer intern or a
                  non-agency supplemental employee.

                           2.14.2.4. any person who is a "leased employee"
                  within the meaning of Section 414(n) of the Code.

         2.15.  EMPLOYEE.

                  2.15.1. "Employee" shall mean each person currently employed in any capacity by the Company or Affiliated Company, any portion of whose Compensation paid by the Company or an Affiliated Company is subject to withholding of income tax and/or for whom Social Security contributions are made by an Employer or an Affiliated Company;

                  2.15.2. In addition, "Employee" shall mean a person deemed to be employed by the Company or an Affiliated Company, pursuant to Code
         Section 414(n).

                  2.15.3. Although Eligible Employees are the only class of Employees eligible to participate in this Plan, the term "Employee" is used to refer to persons employed in a non-Eligible Employee capacity as well as Eligible Employee category. Thus, those provisions of this

         Plan that are not limited to Eligible Employees, such as those relating to certain service computation rules, apply to both Eligible and non-Eligible Employees.

         2.16. EMPLOYER. "Employer" shall mean Western Digital Corporation and any employer that is an Affiliated Company with respect to Western Digital Corporation and which may be included within the coverage of the Plan with the written consent of the Board of Directors (but only for such period of time that such Employer's participation in this Plan and Trust continues to be approved by the Board of Directors).

         2.17. EMPLOYMENT COMMENCEMENT DATE. "Employment Commencement Date" shall mean each of the following:

                  2.17.1. The date on which an Employee first performs an Hour of Service in any capacity for an Employer or an Affiliated Company with respect to which the Employee is compensated or is entitled to compensation by the Employer or the Affiliated Company.

                  2.17.2. In the case of an Employee who incurs a Severance and who is reemployed by an Employer or an Affiliated Company, the term "Employment Commencement Date" shall mean either the Employee's "Employment Commencement Date" as defined in 2.17.1. above or, if the Participant incurs a Break in Service, the first day following the Severance on which the Employee performs an Hour of Service for the Employer or an Affiliated Company with respect to which he is compensated or entitled to compensation by the Employer or Affiliated Company.

         2.18. ENTRY DATE. "Entry Date" shall mean, with respect to any Participant, the first day of any payroll period applicable to such Participant.

         2.19. ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         2.20. FORFEITURE ACCOUNT. "Forfeiture Account" shall mean an account established and maintained pursuant to Section 5.7. for purposes of holding any non-vested portion of a Participant's Account that is forfeited by the Participant in accordance with Section 9.5.

         2.21.  HARDSHIP.

                  2.21.1. "Hardship" shall mean a need created by an immediate and heavy financial need of the Participant, which need cannot be met by other sources reasonably available to the Participant and shall include a distribution for:

                           2.21.1.1. expenses for medical care described in
                  Section 213(d) of the Code previously incurred by the Employee, the Employee's Spouse, children, or dependents, or necessary for such persons to obtain medical care described in Code Section 213(d);

                           2.21.1.2. costs directly related to the purchase
                  (excluding mortgage payments) of a principal residence for the Employee;

                           2.21.1.3. payment of tuition and related educational
                  fees for the next twelve (12) months of post-secondary education for the Employee, or the Employee's Spouse, children or dependents;

                           2.21.1.4. payments necessary to prevent the eviction
                  of the Employee from, or a foreclosure on the mortgage of, the Employee's principal residence;

                           2.21.1.5. any other purpose specified by the Internal
                  Revenue Service as a deemed immediate and heavy financial need; or

                           2.21.1.6. any other purpose determined by the
                  Committee, in its sole discretion, to be an immediate and heavy financial need.

                  2.21.2. In addition to the above, a Hardship need may include amounts necessary to pay any federal, state, or local income taxes or penalties anticipated to result from a Hardship distribution.

                  2.21.3. Any determination of Hardship shall be in accordance with regulations promulgated under Code Section 401(k).

         2.22.  HIGHLY COMPENSATED EMPLOYEE.

                  2.22.1. "Highly Compensated Employee" shall mean any Employee who, during the Plan Year, or the preceding Plan Year,

                  2.22.1.1. was at any time a Five Percent Owner,

                  2.22.1.2. received Compensation from an Employer in excess of $75,000,

                  2.22.1.3. received Compensation from an Employer in excess of $50,000 and was in the top-paid group of Employees for such Plan Year, or

                  2.22.1.4. was at any time an officer and received Compensation greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for such Plan Year.

         2.22.2. Determination of a Highly Compensated Employee shall be in accordance with the following special rules:

                  2.22.2.1. In the case of the Plan Year for which the relevant determination is being made, an Employee not described in Paragraph 2.22.1.2., 2.22.1.3., or 2.22.1.4. of 2.22.1. above for the preceding
         Plan Year (without regard to Paragraph 2.22.1.1.) shall not be treated as described in Paragraph 2.22.1.2., 2.22.1.3., or 2.22.1.4. of 2.22.1.
         above unless such Employee is a member of the group consisting of the 100 Employees paid the greatest Compensation during the Plan Year for which such determination is being made.

                           2.22.2.2. An Employee shall be treated as a Five
                  Percent Owner for any Plan Year if at any time during such Plan Year such Employee was a Five Percent Owner (as defined in Section 19.2.).

                           2.22.2.3. An Employee is in the top-paid group of
                  Employees for any Plan Year if such Employee is in the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of Compensation paid during such Plan Year.

                           2.22.2.4. For purposes of Paragraph 2.22.1.4. of
                  Subsection 2.22.1. above, no more than fifty (50) Employees (or, if lesser, the greater of three (3) Employees or ten percent (10%) of the Employees) shall be treated as officers. To the extent required by Code Section 414(q), if for any Plan Year no officer of the Employer is described in Paragraph
                  2.22.1.4. of Subsection 2.22.1. above, the highest paid officer of the Employer for such year shall be treated as described in that section.

                           2.22.2.5. If any individual is a "family member" with
                  respect to a Five Percent Owner or of a Highly Compensated Employee in the group consisting of the ten (10) Highly Compensated Employees paid the greatest Compensation during the Plan Year, then

                                    2.22.2.5.1. such individual shall not be
                           considered a separate Employee, and

                                    2.22.2.5.2. any Compensation paid to such
                           individual (and any applicable contribution or benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) the Five Percent Owner or Highly Compensated Employee.

                           For purposes of this Paragraph 2.22.2.5., the term
                  "family member" means, with respect to any Employee, such

                  Employee's Spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

                           2.22.2.6. For purposes of this Section, the term
                  "Compensation" means Compensation as set forth in Subsection 2.9.5., without regard to the limitations of Subsection 2.9.6.; provided, however, the determination under this Paragraph 2.22.2.6. shall be made without regard to Sections 125, 402(a)(8), and 401(h)(1)(B), and in the case of employer contributions made pursuant to a salary reduction agreement, without regard to Section 403(b).

                           2.22.2.7. For purposes of determining the number of
                  Employees in the top-paid group under Paragraph 2.22.1.3. of Subsection 2.22.1. above, the following Employees shall be excluded:

                                    2.22.2.7.1. Employees who have not completed
                           six (6) months of Service,

                                    2.22.2.7.2. Employees who normally work less
                           than 17-1/2 hours per week,

                                    2.22.2.7.3. Employees who normally work not
                           more than six (6) months during any Plan Year,

                                    2.22.2.7.4. Employees who have not attained
                           age 21,

                                    2.22.2.7.5. Except to the extent provided in
                           Treasury Regulations, Employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and Employer, and

                                    2.22.2.7.6. Employees who are nonresident
                           aliens and who receive no earned income (within the meaning of Section 911(d)(2) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3)).

                           An Employer may elect to apply Subparagraphs
                  2.22.2.7.1. through 2.22.2.7.4. above by substituting a shorter period of Service, smaller number of hours or months, or lower age for the period of service, number of hours or months, or (as the case may be) than as specified in such Subparagraphs.

                           2.22.2.8. A former Employee shall be treated as a
                  Highly Compensated Employee if:

                                    2.22.2.8.1. such Employee was a Highly
                           Compensated Employee when such Employee incurred a Severance, or

                                    2.22.2.8.2. such Employee was a Highly
                           Compensated Employee at any time after attaining age fifty-five (55).

                           2.22.2.9. Code Sections 414(b), (c), (m), (n), and
                  (o) shall be applied before the application of this Section 2.22.

         2.23.  HOUR OF SERVICE.

                  2.23.1. "Hour of Service" of an Employee shall mean the following:

                           2.23.1.1. Each hour for which the Employee is paid by
                  an Employer or an Affiliated Company or entitled to payment for the performance of services as an Employee. For purposes of this Section, overtime work shall be credited as straight time.

                           2.23.1.2. Each hour in or attributable to a period of
                  time during which the Employee performs no duties (irrespective of whether he has terminated his employment) due to a vacation, holiday, illness, incapacity (including pregnancy or disability), layoff, jury duty or military duty for which he is so paid or so entitled to payment, whether direct or indirect. However, no such hours shall be credited to an Employee if such Employee is directly or indirectly paid or entitled to payment for such hours and if such payment or entitlement is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws or is a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.

                           2.23.1.3. Each hour in or attributable to a period of
                  time during which the Employee performs no duties due to service in the Armed Forces of the United States (other than by voluntary enlistment or commission), provided that such Employee's duties for the Employer or an Affiliated Company are resumed within ninety (90) days after release from the Armed Forces. With respect to any such unpaid absence as set forth in this Paragraph 2.23.1.3., an Employee shall be deemed to complete Hours of Service at his customary work schedule prior to the commencement of such absence.

                           2.23.1.4. Each hour for which the Employee is
                  entitled to back pay, irrespective of mitigation of damages, whether awarded or agreed to by the Employer or an Affiliated Company, provided that such Employee has not previously been credited with an Hour of Service with respect to such hour under Paragraphs 2.23.1.1. or 2.23.1.2. above.

                  2.23.2. In lieu of the Hours credited under Subsection 2.23.1. above, effective for hours attributable to periods on and after July 1, 1995, an Employee will be credited with the following Hours of Service for each pay period during which he would have otherwise received credit for at least one Hour of Service under Subsection 2.23.1. above; provided, however, that in no event will an Employee's credit for Years of Eligibility Service or Vesting Service as of June 30, 1995 be reduced by application of such equivalency method:

                           2.23.2.1. If the pay period is one week, forty-five
                  (45) Hours of Service;

                           2.23.2.2. if the pay period is two weeks, ninety (90)
                  Hours of Service;

                           2.23.2.3. if the pay period is one-half of a month,
                  ninety-five (95) Hours of Service; and

                           2.23.2.4. if the pay period is one month, one hundred
                  ninety (190) Hours of Service.

                  2.23.3. Hours of Service above shall be calculated in accordance with Department of Labor Regulation 29 C.F.R. ss. 2530.200b-2(b). Hours of Service shall be credited to the appropriate computation period according to Department of Labor Regulation ss. 2530.200b-2(c). However, an Employee will not be considered as being entitled to payment until the date when the Employer or the Affiliated Company would normally make payment to the Employee for such Hour of Service.

                  2.23.4. Unless expressly provided to the contrary by Exhibit A or by the Board of Directors, an Employee shall not be credited with Hours of Service for periods of employment with an Affiliated Company prior to the date on which an entity becomes an Affiliated Company, or part of an Affiliated Company.

         2.24. INVESTMENT FUND. "Investment Fund" shall mean any of the separate Investment Funds established by the Administration Committee which may be made available by the Administration Committee from time to time for selection by

Participants for purposes of the investment of amounts contributed to this Plan, as provided in Article 7.

         2.25. INVESTMENT MANAGER. "Investment Manager" means the one or more Investment Managers, if any, that are appointed pursuant to Section 11.3.

         2.26. LEAVE OF ABSENCE. "Leave of Absence" shall mean any absence without pay authorized by the Employer under the Employer's standard personnel practices. The treatment of Leaves of Absence under this Plan shall not result in discrimination in favor of Highly Compensated Employees in violation of Code
Section 401(a)(4).

         2.27. MATCHING CONTRIBUTIONS. "Matching Contributions" shall mean Profit Sharing Contributions that are geared to Participant contributions, as provided in Section 5.3. and Section 5.4.

         2.28. MATERNITY OR PATERNITY ABSENCE. "Maternity or Paternity Absence" shall mean an absence from work for any period

                  2.28.1. By reason of the pregnancy of the Employee,

                  2.28.2. By reason of the birth of a child of the Employee,

                  2.28.3. By reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or

                  2.28.4. For purposes of caring for the child for a period beginning immediately following the birth or placement referred to in Subsection 2.28.2. or 2.28.3. above.

                  Notwithstanding the foregoing, a period of absence shall be treated as a Maternity or Paternity Absence only if the Employee claims that such absence qualifies as a Maternity or Paternity Absence and furnishes such proof and information regarding such absence as the Administration Committee reasonably requires.

                  A Maternity or Paternity Absence shall be recognized solely for purposes of determining whether or not an Employee has incurred a Break in Service. Accordingly, such a Maternity or Paternity Absence shall not result in an accrual of Service for purposes of the benefit accrual or vesting provisions of this Plan.

         2.29. NORMAL RETIREMENT AGE. "Normal Retirement Age" shall be the Participant's age on his sixty-fifth birthday.

         2.30.  PARTICIPANT AND ACTIVE PARTICIPANT.

                 2.30.1. "Participant" shall mean any person for whom an Account is maintained under the Plan and whose Account, representing such person's interest in the Trust Fund, has not been distributed or otherwise disposed of in accordance with applicable law.

                 2.30.2. "Active Participant" as of any applicable date shall mean a Participant who is an Eligible Employee.

         2.31. PLAN. "Plan" shall mean the Western Digital Corporation Savings and Profit Sharing Plan as set forth herein, and as it may be amended from time to time. For periods prior to the "Effective Date," unless the context clearly indicates to the contrary, the term "Plan" shall refer to the Predecessor Plan.

         2.32. PLAN ADMINISTRATOR. "Plan Administrator" shall mean the administrator of the Plan, within the meaning of Section 3(16)(A) of ERISA. The Plan Administrator shall be Western Digital Corporation.

         2.33. PLAN YEAR. "Plan Year" shall mean the twelve (12) month period ending on each June 30. For periods prior to the Effective Date, "Plan Year" shall mean the period, or periods, determined in accordance with the applicable provisions of the Predecessor Plan.

         2.34. PRE-TAX CONTRIBUTIONS. "Pre-Tax Contributions" shall include those amounts contributed to the Plan as a result of a salary or wage reduction election made by the Participant in accordance with applicable provisions of the Plan, to the extent such contributions qualify for treatment as contributions made under a "qualified cash or deferred arrangement" within the meaning of Section 401(k) of the Code.

         2.35. PROFIT SHARING CONTRIBUTIONS. "Profit Sharing Contributions" shall mean Profit Sharing Contributions described in Section 5.5.

         2.36. SEVERANCE. "Severance" shall mean the termination of an Employee's employment, in any capacity, with the Employer and Affiliated Companies, by reason of such Employee's death, resignation, dismissal or otherwise, as determined in accordance with the provisions of this Section
2.36. For the purposes of this Plan, an Employee shall be deemed to have incurred a Severance on the date on which he dies, resigns, is discharged, or his employment with the Employer and its Affiliated Companies otherwise terminates, including a failure to return to work at the end of an approved Leave of Absence, which failure shall be deemed to constitute a termination of employment as of the date he is scheduled to return.

         In determining whether the employment of an Employee has terminated, the customary policies and practices of the Employer shall apply. However, for purposes of determining whether an individual is entitled to receive a distribution of benefits by reason of a termination of Employment or termination of Service, no person shall be deemed to have experienced a termination of employment prior to the date as of which such person
(a) experiences a "separation from service," as such term is used in
Section 401(k) and regulations, rulings or other pronouncements thereunder issued by the Secretary of the Treasury or Internal Revenue Service, or
(b) otherwise becomes entitled to a distribution of benefits under
Section 401(k).

         2.37. SEVERANCE DATE. "Severance Date" shall, in the case of any Employee who incurs a Severance, mean the day on which such Employee is deemed to have incurred said Severance, determined in accordance with the provisions of Section 2.36.

         2.38. SPOUSE. "Spouse" shall mean the person to whom a Participant is legally married as of the date of the payment of all or a portion of the Participant's Vested Interest in his Accounts, or in the case of a payment after the Participant's death, the person to whom the Participant is legally married as of the date of the Participant's death. To the extent required under a qualified domestic relations order, a former spouse shall be treated as a Spouse.

         2.39. STOCK. "Stock" shall mean shares of common stock issued by Western Digital Corporation, which are readily tradable on an established securities market. At the Company's discretion, stock may also include other types of stock which qualify as "employer securities" under Code Section 409(1).

         2.40. TRUST AND TRUST FUND. "Trust" or "Trust Fund" shall mean the assets of the Plan held in a trust, insurance contract or custodial account established under a Trust Agreement pursuant to Article 6.

         2.41. TRUST AGREEMENT. "Trust Agreement" shall mean the one or more trust agreements entered into by the Company in accordance with the provisions of Article 6. for the purpose of holding contributions and earnings under this Plan, and shall include any funding agreement with an insurance company or custodian treated as a Trustee under Section 401(f) of the Code.

         2.42. TRUSTEE. "Trustee" shall mean any successor or other corporation or person or persons selected by the Board of Directors to act as a trustee of the Trust Fund under a Trust Agreement, and shall include any insurance company, bank or person treated as the holder of a qualified trust under
Section 401(f) of the Code.

         2.43. VALUATION DATE. "Valuation Date" shall mean, with respect to any Investment Fund, the date as of which the value of a Participant's Account, to the extent invested in such Investment Fund, is determined therein. With respect to Investment Funds consisting of mutual funds or other pooled investments for which net asset value or unit value generally is available each business day, such Valuation Date shall be each business day. With respect to any other Investment Fund, such Valuation Date shall be such date or dates as is determined by the Committee.

         2.44. VESTED INTEREST. "Vested Interest" or "Vested Right" shall mean the interest of a Participant in his Accounts which is at all times fully vested and nonforfeitable.

         2.45. YEAR OF ELIGIBILITY SERVICE. An Employee's Year of Eligibility Service credit shall be determined in accordance with the following provisions of this Section 2.45.

                 2.45.1. "Year of Eligibility Service" shall mean, for purposes of Article 3. of this Plan, a Computation Period during which the Employee completes at least one thousand (1,000) Hours of Service for an Employer or an Affiliated Company.

                 2.45.2. In the case of any Employee who incurs a Break in Service, upon such Employee's completion of one (1) Hour of Service following a Break in Service, his Years of Eligibility Service prior to said Break shall be taken into account under this Plan if he either had a Vested Right to benefits under this Plan immediately preceding such Break, or the number of his one-year Breaks in Service does not equal or exceed his Parity Period, as defined in Subsection 2.45.4. below.

                 2.45.3. In the case of any Employee who incurs a Break in Service and who, immediately preceding such Break, did not have any Vested Right to benefits under this Plan, if the number of his one-year Breaks in Service equals or exceeds his Parity Period, as defined in Subsection 2.45.4. below, then his Years of Eligibility Service prior to said Break in Service shall not be taken into account under this Plan. Any Years of Eligibility Service credit accrued before a Break shall be deemed not to include any Years of Eligibility Service not required to be taken into account under this Subsection
         2.45.3. by reason of any prior Break in Service.

                 2.45.4. For purposes of this Section 2.45., the term Parity Period shall mean:

                          2.45.4.1. For Plan Years commencing on or before
                 December 31, 1984, the Participant's Years of Eligibility Service credit accrued prior to a Severance giving rise to said Break.

                          2.45.4.2. For Plan Years commencing after December
                 31, 1984, the greater of (A) five Years of Eligibility Service, or (B) the number of Years of Eligibility Service credited under this Section prior to the Severance giving rise to such Break.

                 2.45.5. An Employee shall also be credited with a Year of Eligibility Service for Hours of Service, to the extent such Hours of Service would be credited had the Employee been employed during the period by the Employer or an Affiliated Company, as provided in Exhibit A.

                 2.45.6. An Employee shall be credited with Years of Eligibility Service with respect to periods of employment with an Affiliated Company, but only to the extent that such periods of employment would be so credited under the foregoing rules set forth in this Section had such Employee been employed during such period by the Employer. Notwithstanding the foregoing, unless provided by the Board of Directors or in Exhibit A, or unless otherwise expressly stated in this Plan, such an Employee shall not receive such Service credit for any period of employment with an Affiliated Company prior to such entity becoming or becoming a part of, an Affiliated Company.

         2.46. YEAR OF VESTING SERVICE. An Employee Year of Vesting Service credit shall be determined in accordance with the following provisions of this
Section 2.46.

                 2.46.1. "Year of Vesting Service" shall mean a Computation Period during which the Employee completes at least one thousand (1,000) Hours of Service for an Employer or an Affiliated Company. In no instance will an Employee be credited with more than one (1) Year of Vesting Service with respect to service performed in a single Computation Period.

                 2.46.2. In the case of any Employee who incurs a Break in Service, upon such Employee's completion of one (1) Hour of Service following a Break in Service, his Years of Vesting Service prior to said Break shall be taken into account under this Plan if he either had a Vested Right to benefits under this Plan immediately preceding such Break, or the number of his one-year Breaks in Service does not equal or exceed his Parity Period, as defined in Subsection 2.46.4. below.

                 2.46.3. In the case of any Employee who incurs a Break in Service and who, immediately preceding such Break, did not have any Vested Right to benefits under this Plan, if the number of his one-year Breaks in Service equals or exceeds his Parity Period, as defined in Subsection 2.46.4. below, then his Years of Vesting Service prior to said Break in Service shall not be taken into account under this Plan. Any Years of Vesting Service credit accrued before a Break shall be deemed not to include any Years of Vesting Service not required to be taken into account under this Subsection 2.46.3. by reason of any prior Break in Service.

                 2.46.4. For purposes of this Section 2.46., the term Parity Period shall mean:

                          2.46.4.1. For Plan Years commencing on or before
                 December 31, 1984, the Participant's Years of Vesting Service credit accrued prior to a Severance giving rise to said Break.

                          2.46.4.2. For Plan Years commencing after December
                 31, 1984, the greater of (A) five Years of Vesting Service, or
                 (B) the number of Years of Vesting Service credited under this Section prior to the Severance giving rise to such Break.

                 2.46.5. An Employee shall be credited with Years of Vesting Service with respect to periods of employment with an Affiliated Company, but only to the extent that such periods of employment would be so credited under the foregoing rules set forth in this Section had such Employee been employed during such period by the Employer. Notwithstanding the foregoing, unless provided by the Board of Directors or in Exhibit A, or unless otherwise expressly stated in this Plan, such an Employee shall not receive such Years of Vesting Service credit for any period of employment with an Affiliated Company prior to such entity becoming or becoming a part of, an Affiliated Company.

                 2.46.6. An Employee shall also be credited with Years of Vesting Service for periods of employment with another employer, to the extent such Years of Vesting Service would be credited had the Employee been employed during that period by the Company or an Affiliated Company, to the extent provided in Exhibit A.

                 2.46.7. In the event of a change in the Plan Year, an Employee who is credited with a Year of Vesting Service in both the twelve (12) month period that begins on the first day of the short Plan Year and the Plan Year that immediately follows such short Plan Year, shall be credited with two (2) Years of Vesting Service.

                                   ARTICLE 3.

                         ELIGIBILITY AND PARTICIPATION

         3.1. ELIGIBILITY TO PARTICIPATE.

                 3.1.1. Each Eligible Employee who was a Participant in the Predecessor Plan on the date immediately preceding the Effective Date will automatically be a Participant in this Plan on the Effective Date, and any Pre-Tax Contribution election under the Predecessor Plan will apply to this Plan until changed according to Section 4.3.

                 3.1.2. Each other Eligible Employee will become a Participant on the date which is the later of his Employment Commencement Date or the date he becomes an Eligible Employee. Each Participant is responsible for designating a beneficiary under the Plan and for designating the manner in which such Participant's Accounts are invested. In the absence of any designation the Administration Committee shall apply such provisions of the Plan as pertain to a failure to designate a beneficiary or as pertain to failure to designate an investment selection, as the case may be, and neither the Administration Committee nor any other Plan representative shall have an obligation to monitor such designations.

                 3.1.3. A Participant will first be eligible to make Pre-Tax Contributions and/or After-Tax Contributions as provided in Section 3.2., below.

         3.2. COMMENCEMENT OF ACTIVE PARTICIPATION.

                 3.2.1. An Active Participant may elect to make Pre-Tax Contributions and/or After-Tax Contributions in accordance with the provisions of Article 4. by making an election in form and manner satisfactory to the Administration Committee.

                 3.2.2. The Administration Committee may, in its discretion, prescribe such rules relating to elections to participate and/or contribute as it deems necessary or appropriate to promote the orderly and efficient administration of the Plan.

         3.3. CHANGE IN STATUS. If an Active Participant is transferred from one Employer to another Employer, he shall automatically become an Active Participant under the Plan with such other Employer if he continues to be an Eligible Employee; further, he shall continue to be a Participant with respect to his Accounts at the date of transfer during the period that he is a Participant under the Plan with such Employer. If an Active Participant becomes an ineligible Employee and therefore becomes ineligible to continue to be an Active Participant because he is no longer an Eligible Employee, he shall continue to be a Participant with respect to his Accounts at the date of his change of status during the period of his subsequent employment as an ineligible Employee.

         3.4. REEMPLOYMENT. A Participant who incurs a Severance and who again becomes an Eligible Employee, becomes an Active Participant on the date he again becomes an Eligible Employee, and such Participant shall again become eligible to contribute commencing as of the Entry Date that coincides with or next follows the date he again becomes an Active Participant, subject to the making of an appropriate election to contribute as provided in Section 3.2.

         3.5. EMPLOYEE RESPONSIBILITY. It shall be the responsibility of an Eligible Employee who elects to contribute to this Plan to verify that amounts of his contributions are in accordance with his election, and investment of such contributions is in accordance with his investment designation.

                                   ARTICLE 4.

                           PARTICIPANT CONTRIBUTIONS

         4.1. ELECTION TO CONTRIBUTE.

                 4.1.1. A Participant's contribution election, made in accordance with Section 3.2., shall be effective as of the Entry date next following the date on which the election is properly made and is received by the Administration Committee. Notwithstanding the foregoing, a Participant may specify that his contribution election be effective on an earlier date which is not earlier than the first day of the payroll period during which the election is properly made and is received by the Administration Committee, and such request shall be given effect to the extent administratively practicable.

                 4.1.2. A Participant's contribution election shall remain in effect until it is modified, revoked or terminated, pursuant to
         Section 4.3., or until the Active Participant ceases to be an Eligible Employee. A contribution election shall be made in such form and manner as the Administration Committee shall prescribe or approve.

                 4.1.3. A Participant's Pre-Tax Contributions and After-Tax Contributions shall be made by payroll deduction and an amount equal to such Contributions shall be paid by the Employer to the Trustee in accordance with Section 5.2.

         4.2. PARTICIPANT CONTRIBUTION AMOUNTS. Participant contribution amounts shall be subject to the limitations of this Section 4.2., in addition to such other limitations as may be provided elsewhere in this Plan.

                 4.2.1. PRE-TAX CONTRIBUTIONS. The amount of an Active Participant's Pre-Tax Contributions shall be in whole percentage amounts of from one percent (1%) to fourteen percent (14%) of the Active Participant's Compensation for each payroll period for which his election to make Pre-Tax Contributions is in effect. Such maximum percentage shall, however, be reduced by the amount of After-Tax Contributions contributed by such Active Participant, in accordance with such rules as the Committee may prescribe.

                 4.2.2. AFTER-TAX CONTRIBUTIONS. The amount of an Active Participant's After-Tax Contributions shall be in whole percentage amounts of from one percent (1%) to fourteen percent (14%) of the Active Participant's Compensation for each payroll period for which his election to make After-Tax Contributions is in effect. Such maximum percentage shall, however, be reduced by the amount of Pre-Tax contributions contributed by such Active Participant, in accordance with such rules as the Committee may prescribe. No Employer Matching Contributions are made with respect to a Participant's After-Tax Contributions.

                 4.2.3. In general, no Active Participant shall be permitted to make Pre-Tax Contributions in excess of the dollar limitation on the exclusion of elective deferrals from the Participant's gross income under Section 402(g) of the Code, as in effect with respect to the taxable year of the Participant (hereinafter referred to as the "Deferral Limitation"). However, in the event an Active Participant's Pre-Tax Contributions under this Plan, or the total amount of his elective deferrals, within the meaning of Code Section 402(g)(3), under all plans of the Employer and any Affiliated Company, exceed the Deferral Limitation for any reason, such excess elective deferrals, and any income or loss allocable thereto, shall be returned to the Participant in accordance with Section 4.6.

                 4.2.4. The Administration Committee may prescribe such rules as it deems necessary or appropriate regarding an Active Participant's contributions under this Plan, including rules regarding the maximum amount that any Active Participant may contribute and the timing of a contribution election. These rules shall apply to all Eligible Employees, except to the extent that the Administration Committee prescribes special or more stringent rules applicable only to Highly Compensated Employees.

         4.3. MODIFICATION, REVOCATION OR TERMINATION OF CONTRIBUTION ELECTION.

                 4.3.1. Subject to the limitations of Section 4.2., an Active Participant may modify his contribution election in accordance with such rules as the Administration Committee shall prescribe. Such modification, made in accordance with Section 3.2. shall be effective as of the Entry date next following the date on which the modification is properly made and is received by the Administration Committee. Notwithstanding the foregoing, a Participant may specify that a modification of his contribution election be effective on an earlier date which is not earlier than the first day of the payroll period during which the election is properly made and is received by the Administration Committee, and such request shall be given effect to the extent administratively practicable.

                 4.3.2. An Active Participant may revoke his contribution election in accordance with such rules as the Administration Committee shall prescribe. Such revocation shall be effective as of the later of the Entry date next following the date on which the revocation is properly made and is received by the Administration Committee. Notwithstanding the foregoing, a Participant may specify that a revocation of his contribution election be effective on an earlier date which is not earlier than the first day of the payroll period during which the election is properly made and is received by the Administration Committee, and such request shall be given effect to the extent administratively practicable. A revocation shall remain in effect throughout that Plan Year and all subsequent Plan Years until the Participant makes a new contribution election pursuant to
         Section 4.1.

                 4.3.3. A Participant's contribution election automatically shall terminate if he ceases to be an Eligible Employee. If he again becomes an Eligible Employee and desires to again contribute a portion of his Compensation, it shall be his responsibility to make a new contribution election pursuant to Section 3.2. in order to resume contributions.

                 4.3.4. The Administration Committee may prescribe such rules as it deems necessary or appropriate regarding the modification, revocation or termination of an Active Participant's contribution election.

         4.4. LIMITATION ON PRE-TAX CONTRIBUTIONS BY HIGHLY COMPENSATED EMPLOYEES. With respect to each Plan Year, Participant Pre-Tax Contributions under the Plan for the Plan Year shall not exceed the limitations on contributions on behalf of Highly Compensated Employees under Section 401(k) of the Code, as provided in this Section. In the event that Pre-Tax Contributions under this Plan on behalf of Highly Compensated Employees for any Plan Year exceed the limitations of this Section for any reason, such excess contributions and any income or loss allocable thereto shall be returned to the Participant as provided in Section 4.5.

                 4.4.1. The Pre-Tax Contributions by a Participant for a Plan Year shall satisfy the Average Deferral Percentage test set forth in
         4.4.1.1.1. below, or the alternative Average Deferral Percentage test set forth in 4.4.1.1.2. below, and to the extent required by regulations under Code Section 401(m), also shall satisfy the test identified in 4.4.1.2. below:

                          4.4.1.1. BASIC TEST.

                                  4.4.1.1.1. The "Actual Deferral Percentage"
                          for Eligible Employees who are Highly Compensated Employees shall not be more than the "Actual Deferral Percentage" of all other Eligible Employees multiplied by 1.25, or

                                  4.4.1.1.2. The excess of the "Actual Deferral
                          Percentage" for Eligible Employees who are Highly Compensated Employees over the "Actual Deferral Percentage" for all other Eligible Employees shall not be more than two percentage points, and the "Actual Deferral Percentage" for Highly Compensated Employees shall not be more than the "Actual Deferral Percentage" of all other Eligible Employees multiplied by 2.00.

                          4.4.1.2. MULTIPLE USE TEST. Average Contribution
                 Percentage for Highly Compensated Employees eligible to participate in this Plan and a plan of the Company or an Affiliated Company that is subject to the limitations of
                 Section 401(m) of the Code including, if applicable, this Plan, shall be reduced in accordance with Section 5.10., to the extent necessary to satisfy the requirements of Treasury Regulations Section 1.401(m)-2.

                 4.4.2. For the purposes of the limitations of this Section, the following definitions shall apply:

                          4.4.2.1. "Actual Deferral Percentage" means, with
                 respect to Eligible Employees who are Highly Compensated Employees and all other Eligible Employees for a Plan Year, the average of the Deferral Percentages, calculated separately for each Eligible Employee in such group.

                          4.4.2.2. "Deferral Percentage" means for any Eligible
                 Employee the ratio of the amount of Pre-Tax Contributions under the Plan allocated to each Eligible Employee for such Plan Year to such Employee's "Compensation" for such Plan Year. An Eligible Employee's Pre-Tax Contributions may be taken into account for purposes of determining his Deferral Percentage for a particular Plan Year only if such Pre-Tax Contributions are allocated to the Eligible Employee as of a date within that Plan Year. For purposes of this rule, an Eligible Employee's Pre-Tax Contributions shall be considered allocated as of a date within a Plan Year only if (A) the allocation is not contingent upon the Eligible Employee's participation in the Plan or performance of services on any date subsequent to that date, and (B) the Pre-Tax Contribution is actually paid to the Trust no later than the end of the twelve month period immediately following the Plan Year to which the contribution relates. In accordance with regulations issued by the Secretary of the Treasury, Employer contributions on behalf of an Active Participant that satisfy the requirements of Code Section 401(k)(3)(D)(ii) may also be taken into account for the purpose of determining the Deferral Percentage of such Active Participant.

                          4.4.2.3. "Eligible Employee" includes any Employee
                 directly or indirectly eligible to make Pre-Tax Contributions at any time during the Plan Year, including any otherwise Eligible Employee during a period of suspension due to a hardship withdrawal, as prescribed by the Secretary of the Treasury in regulations under Code Section 401(k).

                          4.4.2.4. "Compensation" means Compensation determined
                 by the Administration Committee in accordance with the requirements of Section 414(s) of the Code, including, to the extent elected by the Administration Committee, amounts deducted from an Employee's wages or salary that are excludable from income under Sections 125 and 402(a)(8) of the Code.

                 4.4.3. In the event that as of the last day of a Plan Year this Plan satisfies the requirements of Section 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans which include arrangements under Code Section 401(k), then this Section shall be applied by determining the Actual Deferral Percentage of Eligible Employees as if all such plans were a single plan, in accordance with regulations prescribed by the Secretary of the Treasury under Section 401(k) of the Code.

                 4.4.4. For the purposes of this Section, the Deferral Percentage for any Highly Compensated Employee who is a participant under two or more Code Section 401(k) arrangements of the Company or an Affiliated Company shall be determined by taking into account the Highly Compensated Employee's Compensation under each such arrangement and contributions under each such arrangement which qualify for treatment under Code Section 401(k), in accordance with regulations prescribed by the Secretary of the Treasury under Section 401(k) of the Code.

                 4.4.5. If an Eligible Employee (who is also a Highly Compensated Employee) is subject to the family aggregation rules in
         Section 2.22., the combined Deferral Percentage for the family group (which is treated as one Highly Compensated Employee) shall be the Deferral Percentage determined by combining the Pre-Tax Contributions, amounts treated as Pre-Tax Contributions under Code Section 401(k)(3)(D)(ii), and Compensation of all eligible family members.

                 4.4.6. For purposes of this Section, the amount of Pre-Tax Contributions by a Participant who is not a Highly Compensated Employee for a Plan Year shall be reduced by any Pre-Tax Contributions in excess of the Deferral Limitation which have been distributed to the Participant under Section 4.6., in accordance with regulations prescribed by the Secretary of the Treasury under Section 401(k) of the Code.

                 4.4.7. The determination of the Deferral Percentage of any Participant shall be made after applying the provisions of Section
         15.5. relating to certain limits on Annual Additions under Section 415 of the Code.

                 4.4.8. The determination and treatment of Pre-Tax Contributions and the Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                 4.4.9. The Administration Committee shall keep or cause to have kept such records as are necessary to demonstrate that the Plan satisfies the requirements of Code Section 401(k) and the regulations thereunder, in accordance with regulations prescribed by the Secretary of the Treasury.

         4.5. PROVISIONS FOR DISPOSITION OF EXCESS PRE-TAX CONTRIBUTIONS BY HIGHLY COMPENSATED EMPLOYEES.

                 4.5.1. The Administration Committee shall determine, as soon as is reasonably possible following the close of each Plan Year, if the Actual Deferral Percentage test is satisfied for the Plan Year. If, pursuant to the determination by the Administration Committee, any or all of a Highly Compensated Employee's Pre-Tax Contributions must be reduced to enable the Plan to satisfy the Actual Deferral Percentage test, then any excess Pre-Tax Contributions by a Highly Compensated Employee, and any income or loss allocable thereto shall, if administratively feasible, be distributed to the Participant not later than two and one-half (2-1/2) months following the close of the Plan Year in which such excess Pre-Tax Contributions were made, but in any event no later than the close of the first Plan Year following the Plan Year in which such excess Pre-Tax Contributions were made (after withholding any applicable income taxes due on such amounts). Recharacterization of excess Pre-Tax Contributions as Participant after-tax contributions shall not be permitted.

                 4.5.2. The Administration Committee shall determine the amount of any excess Pre-Tax Contributions by Highly Compensated Employees for a Plan Year by application of the leveling method set forth in Treasury Regulation Section 1.401(k)-1(f)(2) under which the Deferral Percentage of the Highly Compensated Employee who has the highest such percentage for such Plan Year is reduced to the extent required (i) to enable the Plan to satisfy the Actual Deferral Percentage test, or
         (ii) to cause such Highly Compensated Employee's Deferral Percentage to equal the Deferral Percentage of the Highly Compensated Employee with the next highest Deferral Percentage. This process shall be repeated until the Plan satisfies the Actual Deferral Percentage test. For each Highly Compensated Employee, the amount of excess Pre-Tax Contributions shall be equal to the total Pre-Tax Contributions (plus any amounts treated as Pre-Tax Contributions) made or deemed to be made by such Highly Compensated Employee (determined prior to the application of the foregoing provisions of this Subsection 4.5.2.) minus the amount determined by multiplying the Highly Compensated Employee's Deferral Percentage (determined after application of the foregoing provisions of this Subsection 4.5.2.) by his Compensation.

                 4.5.3. The determination and correction of excess Pre-Tax Contributions of a Highly Compensated Employee whose Deferral Percentage is determined under the family aggregation rules in Section
         4.4. shall be accomplished by reducing the Deferral Percentage as required under Subsections 4.5.1. and 4.5.2. above and allocating the excess Pre-Tax Contributions for the family unit in proportion to the Pre-Tax Contributions of each family member that are combined to determine the Deferral Percentage.

                 4.5.4. For purposes of satisfying the Average Contribution Percentage test, income and loss allocable to a Participant's excess Matching Contributions, as determined under 4.5.2. and 4.5.3. above, may be determined by any reasonable method, provided the method does not violate Code Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income and loss to Participants' accounts. If there is a loss allocable to the excess, the amount to be forfeited or distributed shall be the excess contribution amount adjusted to reflect such loss.

                 4.5.5. To the extent required by regulations under Section 401(k) or 415 of the Code, any excess Pre-Tax Contributions with respect to a Highly Compensated Employee shall be treated as Annual Additions under Article 15. for the Plan Year for which the excess Pre-Tax Contributions were made, notwithstanding the distribution of such excess in accordance with the provisions of this Section.

         4.6. PROVISIONS FOR RETURN OF ANNUAL PRE-TAX CONTRIBUTIONS IN EXCESS OF THE DEFERRAL LIMITATION. In the event Participant's elective deferrals, within the meaning of Code Section 402(g)(3), for any calendar year exceed the Deferral Limitation, such excess elective deferrals shall be returned to the Participant as provided in this Section 4.6.

                 4.6.1. In the event that due to error or otherwise, a Participant's Pre-Tax Contributions under this Plan for any calendar year exceed the Deferral Limitation for such calendar year (without regard to elective deferrals under any other plan), the Administration Committee shall notify the Plan of the amount of the excess Pre-Tax Contributions, and such excess Pre-Tax Contributions, together with income or loss allocable thereto, shall be distributed to the Participant on or before the first April 15 following the close of the calendar year in which such excess Pre-Tax Contributions were made.

                 4.6.2. If in any calendar year, a Participant makes Pre-Tax Contributions under this Plan and additional elective deferrals, within the meaning of Code Section 402(g)(3), under any other plan maintained by the Employer or an Affiliated Company, and the combined total amount of the Participant's elective deferrals under this Plan and all such other plans exceed the Deferral Limitation, the Employer and each Affiliated Company maintaining a plan under which the Participant made any elective deferrals shall notify the affected plans, and corrective distributions of the excess elective deferrals, and any income or loss allocable thereto, shall be made from one or more such plans, to the extent determined by the Employer and each Affiliated Company. All corrective distributions of excess elective deferrals shall be made on or before the first April 15 following the close of the calendar year in which the excess elective deferrals were made.

                 4.6.3. Income or loss on Pre-Tax Contributions in excess of the Deferral Limitation shall be calculated in accordance with 4.5.4., except that if the Plan Year is not the calendar year, calculations of allocable income and loss shall be made with reference to income and loss allocable for the calendar year rather than the Plan Year, and based upon the Participant's account balance as of the last day of the calendar year.

                 4.6.4. The Administration Committee shall not be liable to any Participant (or his Beneficiary, if applicable) for any losses caused by misestimating the amount of any Pre-Tax Contributions in excess of the limitations of this Article 4. and any income or loss allocable to such excess.

                 4.6.5. In accordance with rules and procedures as may be established by the Committee, a Participant may submit a claim to the Committee in which he certifies in writing the specific amount of his Pre-Tax Contributions for the preceding calendar year which, when added to amounts deferred for such calendar year under any other plans or arrangements described in Section 401(k), 408(k) or 403(b) of the Code (other than a plan maintained by the Company or an Affiliated Company), will cause the Participant to exceed the Deferral Limitation for the calendar year in which the deferral occurred. To the extent the amount specified by the Participant does not exceed the amount of the Participant's Pre-Tax Contributions under the Plan for the applicable calendar year, the Committee shall treat the amount specified by the Participant in his claim as a Pre-Tax Contribution in excess of the Deferral Limitation for such calendar year and return such excess and any income or loss allocable thereto to the Participant, as provided in 4.6.1. above. In the event that for any reason such Participant's Pre-Tax Contributions in excess of the Deferral Limitation for any calendar year are not distributed to the Participant by the time prescribed in 4.6.1. above, such excess shall be held in the Participant's Pre-Tax Contribution Account until distribution can be made in accordance with the provisions of this Plan.

                 4.6.6. To the extent required by regulations under Section 402(g) or 415 of the Code, Pre-Tax Contributions with respect to a Participant in excess of the Deferral Limitation shall be treated as Annual Additions under Article 15. for the Plan Year for which the excess Pre-Tax Contributions were made, unless such excess is distributed to the Participant in accordance with the provisions of this Section.

         4.7. CHARACTER OF AMOUNTS CONTRIBUTED AS PRE-TAX CONTRIBUTIONS. Unless otherwise specifically provided to the contrary elsewhere in this Plan, Pre-Tax Contributions pursuant to a Participant's contribution election described above in Section 4.1. (and which qualify for treatment under Code Section 401(k) and are contributed to the Trust Fund pursuant to Article 6.) shall be treated, for federal and state income tax purposes, as Employer contributions.

         4.8. PARTICIPANT ROLLOVER CONTRIBUTIONS. To the extent permissible under Code Section 402(c), all or part of a distribution from a plan that satisfies the requirements of Code Section 401(a), or from an individual retirement account which is attributable solely to a rollover contribution within the meaning of Code Section 408(d)(3), may be rolled over into this Plan by any Active Participant and credited to a Rollover Account established for such Active Participant in accordance with rules which the Administration Committee shall prescribe from time to time. Any rollover contributions in accordance with this Section shall not be subject to distribution except as expressly provided under the terms of this Plan. No rollover shall be accepted which is not in cash, except that in the case of an amount consisting in whole or in part of Stock distributable from the from the Western Digital Corporation Employee Stock Ownership Plan following and on account of the termination of such Plan, such requirement that a rollover be in cash shall not preclude the acceptance of such rollover amount. Any shares of Stock rolled into this Plan pursuant to this Section 4.8. shall be subject to rules set forth in this Plan regarding Stock, and the Administration Committee may establish such accounts or subaccounts as it deems appropriate to reflect such shares of Stock.

         4.9. PLAN-TO-PLAN TRANSFERS. No amounts held under another plan that is qualified under Code Section 401(a) may be transferred directly from the trustee of that plan to the Trustee of this plan, except in the case of a merger of this plan with another plan qualified under Code Section 401(a) in accordance with Code Sections 401(k), 411(d)(6) and 414(l).

                                   ARTICLE 5.

                             EMPLOYER CONTRIBUTIONS

         5.1. DETERMINATION OF EMPLOYER CONTRIBUTIONS. Subject to the requirements and restrictions of this Article 5. and Articles 4. and 15., and subject also to the amendment or termination of the Plan or the suspension or discontinuance of contributions as provided herein, Employer contributions to the Plan shall be determined in accordance with this Article 5.

         5.2. PRE-TAX CONTRIBUTIONS. The Employer shall make a Pre-Tax Contribution on behalf of each Active Participant who is an Eligible Employee of such Employer in an amount equal to the amount of the Pre-Tax Contribution elected by the Active Participant in accordance with Article 4., provided such Pre-Tax Contribution qualifies for tax treatment under Code Section 401(k). A Pre-Tax Contribution on behalf of an Active Participant for a payroll period shall be paid to the Trustee and allocated to the Active Participant's Pre-Tax Contribution Account as soon as administratively practicable following the last day of such payroll period, but in no event later than ninety (90) days following the last day of the payroll period.

         5.3. BASIC MATCHING CONTRIBUTION.

                 5.3.1. As of the last day of a contribution cycle (as such term is defined in 5.3.4. below), the Employer shall make a Basic Matching Contribution on behalf of each "Eligible Participant," as defined in Subsection 5.3.3. below, who is an Eligible Employee of such Employer. A Basic Matching Contribution on behalf of an Eligible Participant under this Section 5.3. shall be in an amount equal to fifty percent (50%) of the Eligible Participant's Pre-Tax Contributions for the contribution cycle which do not exceed five percent (5%) of the Eligible Participant's Compensation for the contribution cycle.

                 5.3.2. Any Basic Matching Contributions for a contribution cycle shall be paid to the Trustee and allocated to the Eligible Participant's Matching Contributions Account as soon as practicable following the last day of such contribution cycle.

                 5.3.3. For purposes of this Section 5.3., "Eligible Participant" means for any contribution cycle, each Eligible Employee of the Employer who is an Active Participant throughout and on the last day of such contribution cycle.

                 5.3.4. For purposes of this Section 5.3., the term "contribution cycle" shall mean each calendar month, or, to the extent determined by the Administration Committee, a shorter period of time, including, but not limited to, a payroll period.

                 5.3.5. Notwithstanding the foregoing, the Board of Directors, in its sole discretion, may suspend Basic Matching Contributions on a prospective basis only, provided prior written notice is given to all affected Participants.

         5.4. SUPPLEMENTAL MATCHING CONTRIBUTIONS AND QUALIFIED NONELECTIVE CONTRIBUTIONS.

                 5.4.1. As of the last day of a Plan Year, the Board of Directors may determine, in its sole discretion, that each Employer shall make a Supplemental Matching Contribution on behalf of each "Eligible Participant," as defined in this Subsection 5.4.1., who is an Eligible Employee of such Employer. Any Supplemental Matching Contribution under this Subsection 5.4.1. shall be allocated among the Matching Contribution Accounts of Eligible Participants in the same proportion that each Eligible Participant's Pre-Tax Contributions for the Plan Year bears to the Pre-Tax Contributions of all such Eligible Participants for the Plan Year which do not exceed five percent (5%) of each Eligible Participant's Compensation for the Plan Year. For purposes of this Subsection 5.4.1., "Eligible Participant" means for a Plan Year, each Eligible Employee of the Employer who is an Active Participant as of the last day of such Plan Year and is credited with a Year of Vesting Service during such Plan Year. Any Supplemental Matching Contributions for a Plan Year under this Subsection 5.4.1. shall be paid to the Trustee and allocated to the Eligible Participant's Matching Contributions Account as soon as practicable following the last day of such Plan Year. Unless the Company determines that Supplemental Matching Contributions shall be made for a Plan Year in accordance with this Subsection 5.4.1., no such Supplemental Matching Contributions shall be made for such Plan Year.

                 5.4.2. As of the last day of a Plan Year, the Board of Directors may, in its sole discretion, determine that each Employer shall make a Qualified Matching Contribution on behalf of "Eligible Participants," as defined in this Subsection 5.4.2., which contribution shall be a "qualified matching contribution," within the meaning of regulations under Section 401(k) of the Code. Any such "qualified matching contribution" shall be allocated among the Matching Contribution Accounts of Eligible Participants in the same proportion that each Eligible Participant's Pre-Tax Contributions for the Plan Year bears to the Pre-Tax Contributions of all such Eligible Participants for the Plan Year. For purposes of Subsection 5.4.2., "Eligible Participant" means for a Plan Year, an Eligible Employee of an Employer who is an Active Participant and has been designated by the Board of Directors as an Eligible Participant for such Plan Year with respect to a "qualified matching contribution." Any such designation in accordance with this Subsection 5.4.2. shall satisfy the nondiscrimination requirements of Section 401(a)(4) of the Code. Any Qualified Matching Contributions for a Plan Year under this Subsection 5.4.2. shall be paid to the Trustee and allocated to the Eligible Participant's Matching Contributions Account as soon as practicable following the last day of such Plan Year. Unless the Company determines that Qualified Matching Contributions shall be made for a Plan Year in accordance with this Subsection 5.4.2., no such Qualified Matching Contributions shall be made for such Plan.

                 5.4.3. As of the last day of a Plan Year, the Company in its sole discretion may determine that each Employer shall make an additional Employer contribution for such Plan Year in an amount to be determined by the Company in accordance with the provisions of this Subsection 5.4.3.

                          5.4.3.1. Any Employer contributions under this
                 Subsection 5.4.3. shall be designated as "qualified nonelective contributions," within the meaning of regulations under Section 401(k) of the Code. Unless the Company determines that Employer contributions shall be made for a Plan Year in accordance with this Subsection 5.4.3., no Employer contributions shall be made for such Plan Year under this Subsection 5.4.3.

                          5.4.3.2. Any Employer contributions for a Plan Year
                 in accordance with this Subsection 5.4.3. shall be allocated as of the last day of such Plan Year to the Pre-Tax Contributions Accounts of Eligible Participants, in accordance with the following rules:

                                  5.4.3.2.1. Such contributions shall first be
                          allocated to the Pre-Tax Contributions Account of the Eligible Participant with the lowest Compensation for the Plan Year in an amount sufficient to cause the Deferral Percentage (as defined in Paragraph 4.4.2.2.) of the Participant to equal the maximum percentage of Compensation an Active Participant is permitted to contribute to the Plan for the Plan Year as a Pre-Tax Contribution in accordance with Subsection 4.2.1.

                                  5.4.3.2.2. Such contributions shall then be
                          allocated in the amount described above to the Eligible Participant with the next lowest Compensation, and such allocations shall continue in the same manner until a sufficient amount has been allocated to the Pre-Tax Contributions Accounts of Eligible Participants to satisfy the Actual Deferral Percentage test with the smallest aggregate Employer contribution.

                          5.4.3.3. If, by the deadline for making "qualified
                 nonelective contributions" to the Plan under Treasury Regulations 1.401(k)-1(b)(4)(i)(A)(2), the Company does not have sufficient data or is unable to determine exactly the smallest amount of qualified nonelective contributions necessary to satisfy the Actual Deferral Percentage test in accordance with the provisions of Subparagraph 5.4.3.2.2., the Company may estimate such amount and add a cushion sufficient to ensure that the test will be met. Under these circumstances, qualified nonelective contributions shall be allocated as provided in Subparagraphs 5.4.3.2.1. and 5.4.3.2.2., except that allocations under Subparagraph
                 5.4.3.2.2. shall continue until the aggregate estimated amount of such contributions is completely allocated.

                          5.4.3.4. For purposes of this Subsection 5.4.3.,
                 "Eligible Participant" means any Participant who has Compensation for the Plan Year, who is not a Highly Compensated Employee, and who is eligible to receive an allocation of the Employer contribution pursuant to the provisions of Paragraph 5.4.3.2.

         5.5. PROFIT SHARING CONTRIBUTIONS.

                 5.5.1. As of the last day of any Plan Year commencing on or after July 1, 1994, the Board of Directors may, in its sole discretion, determine that each Employer shall make a Profit Sharing Contribution for such Plan Year on behalf of "Eligible Participants," as defined in this Subsection 5.5.1., in an amount to be determined by the Board. Any Profit Sharing Contribution made in accordance with this Subsection 5.5.1. shall be allocated as of the last day of a Plan Year to the Profit Sharing Contributions Account of each Eligible Participant in the same proportion that the Eligible Participant's Compensation for the Plan Year bears to the Compensation of all Eligible Participants for the Plan Year, up to four percent (4%) of each Eligible Participant's Compensation for the Plan Year. For purposes of this Subsection 5.5.1., "Eligible Participant" means for a Plan Year, each individual who is an Eligible Employee of the Employer as of the last day of the Plan Year. Unless the Company determines that Profit Sharing Contributions shall be made for a Plan Year in accordance with this Subsection 5.5.1., no Profit Sharing Contributions shall be made for such Plan Year under this Subsection
         5.5.1. With respect to periods prior to the Plan Year beginning July 1, 1994, contributions by the Employer shall be governed by provisions of this Plan as in effect with respect to such periods.

                 5.5.2. "Compensation" for purposes of the allocation of a Profit Sharing Contribution in accordance with this Section 5.5. shall mean "Compensation" as defined in Subsection 2.9.2.

         5.6. TIMING OF EMPLOYER CONTRIBUTIONS. In no event shall any Employer contributions under this Article 5. for any Plan Year be made later than the time prescribed by law for the deduction of such contributions for purposes of the Employer's Federal income tax, as determined by the applicable provisions of the Code.

         5.7. APPLICATION OF FORFEITURES. Any non-vested portion of a Participant's Matching Contributions Account or Profit Sharing Contributions Account that is forfeited as provided in Subsection 9.4.1. shall be credited to a Forfeiture Account and applied as provided in 5.7.1. and 5.7.2. below. Any Matching Contributions forfeited in accordance with Section 5.10. or 5.11. shall be applied as provided in 5.7.3. below.

                 5.7.1. Any non-vested Matching Contributions credited to a Forfeiture Account during a Plan Year shall be applied first to restore Matching Contribution amounts previous forfeited, as provided in Subsection 9.4.2., and then shall be allocated as of the last day of such Plan Year among Matching Contribution Accounts of Participants

                          5.7.1.1. who are actively employed as Eligible
                 Employees on the last day of the Plan Year,

                          5.7.1.2. who have completed one thousand (1,000)
                 Hours of Service in such Plan Year, and

                          5.7.1.3. who have Pre-Tax Contribution Accounts as of
                 the last day of such Plan Year,

         in proportion to each Participant's Compensation for such Plan Year.

                 5.7.2. Any non-vested Profit Sharing Contribution amounts credited to a Forfeiture Account during a Plan Year shall first be applied to restore any Profit Sharing Contributions amounts previously forfeited, as provided in Subsection 9.4.2. and then shall be allocated as of the last day of such Plan Year among Profit Sharing Contribution Accounts of Participants who are eligible to share in an allocation of any Profit Sharing Contribution as of the last day of such Plan Year in proportion to each Participant's Compensation for the Plan Year. "Compensation" for purposes of the allocation of forfeitures of Profit Sharing Contributions shall mean "Compensation" as defined in Subsection 2.9.2.

                 5.7.3. Any Matching Contributions forfeited by a Participant in accordance with Section 5.10. or 5.11. shall be applied to reduce future Matching Contributions by such Participant's Employer.

         5.8. REQUIREMENT FOR PROFITS.

                 5.8.1. Any contributions by an Employer under this Plan (other than Pre-Tax Contributions), shall be made only from current or accumulated net profits.

                 5.8.2. Notwithstanding the foregoing, if an Employer does not have sufficient current or accumulated net profits in any period to make the applicable contribution, then the Board of Directors, in its sole discretion, may determine that the Employer will make the contribution notwithstanding the lack of current or accumulated net profits, provided, however, the Plan is designed to qualify as a profit sharing plan for purposes of Section 401(a), et seq. of the Code.

                 5.8.3. The term current or accumulated net profits means the net income of the Employer determined in accordance with generally accepted accounting principles and methods consistently applied.

         5.9. SPECIAL LIMITATIONS ON 401(m) CONTRIBUTIONS. With respect to each Plan Year, any employer matching contributions, as defined in Section 401(m) of the Code, or employee After-Tax Contributions, as defined in regulations under
Section 401(m) of the Code, under the Plan for the Plan Year (hereafter referred to collectively as "401(m) Contributions") shall not exceed the limitations on such contributions by or on behalf of Highly Compensated Employees under Section 401(m) of the Code, as provided in this Section. In the event that 401(m) Contributions under this Plan by or on behalf of Highly Compensated Employees for any Plan Year exceed the limitations of this Section for any reason, such excess 401(m) Contributions and any income or loss allocable thereto shall be disposed of in accordance with Section 5.10.

                 5.9.1. 401(m) Contributions by and on behalf of Participants for a Plan Year shall satisfy the Average Contribution Percentage test set forth in 5.9.1.1.1. below or the alternative Average Contribution Percentage test set forth in 5.9.1.1.2. below, and to the extent required by regulations under Code Section 401(m), shall satisfy the test identified in 5.9.1.2. below.

                          5.9.1.1. BASIC TEST.

                                  5.9.1.1.1. The Average Contribution
                          Percentage for Eligible Employees who are Highly Compensated Employees shall not be more than the Average Contribution Percentage of all other Eligible Employees multiplied by 1.25, or

                                  5.9.1.1.2. The excess of the Average
                          Contribution Percentage for Eligible Employees who are Highly Compensated Employees over the Average Contribution Percentage for all other Eligible Employees shall not be more than two (2) percentage points, and the Average Contribution Percentage for the Highly Compensated Employees shall not be more than the Average Contribution Percentage of all other Eligible Employees multiplied by 2.00.

                          5.9.1.2. MULTIPLE USE TEST. The Average Contribution
                 Percentage for Highly Compensated Employees eligible to participate in this Plan and a plan of the Employer or an Affiliated Company that satisfies the requirements of Section 401(k) of the Code, including, if applicable, this Plan, shall be reduced to the extent necessary to satisfy the requirements of Treasury Regulations Section 1.401(m)-2 or similar such rule relating to the multiple use of the alternative test described in 5.9.1.1.2. above.

                 5.9.2. For purposes of this Article 5., the following definitions shall apply:

                          5.9.2.1. "Average Contribution Percentage" means,
                 with respect to a group of Eligible Employees for a Plan Year, the average of the Contribution Percentage, calculated separately for each Eligible Employee in such group.

                          5.9.2.2. The "Contribution Percentage" means for any
                 Eligible Employee the percentage determined by dividing the sum of 401(m) Contributions under the Plan on behalf of each Eligible Employee for such Plan Year, by such Eligible Employee's Compensation for such Plan Year in accordance with regulations prescribed by the Secretary of the Treasury under Code Section 401(m). An after-tax contribution shall be taken into account for a Plan Year if it is paid to the Trust during the Plan Year or paid to an agent of the Plan and transmitted to the Trust within a reasonable period after the end of the Plan Year. A matching contribution shall be taken into account for a Plan Year only if it is (A) made on account of a Participant's Pre-Tax Contributions or after-tax contributions for the Plan Year; (B) allocated to the Participant's matching contributions account during that Plan Year; and (C) actually paid to the Trust no later than the end of the twelve month period immediately following the Plan Year to which the contribution relates. To the extent determined by the Administration Committee and in accordance with regulations issued by the Secretary of the Treasury under Code Section 401(m)(3), Pre-Tax Contributions on behalf of an Eligible Employee and any qualified nonelective contributions, within the meaning of Code Section 401(m)(4)(C), on behalf of an Eligible Employee may also be taken into account for purposes of calculating the Contribution Percentage of such Eligible Employee, but shall not otherwise be taken into account. However, if matching contributions are taken into account for purposes of determining the Actual Deferral Percentage of an Eligible Employee for a Plan Year under Section 4.4. then such matching contributions shall not be taken into account under this Section.

                          5.9.2.3. "Eligible Employee" means any Eligible
                 Employee directly or indirectly eligible to contribute to the Plan, including any otherwise Eligible Employee during a period of suspension due to a Hardship withdrawal, in accordance with regulations prescribed by the Secretary of the Treasury under Code Section 401(k).

                          5.9.2.4. "Compensation" means Compensation determined
                 by the Administration Committee in accordance with Section 414(s) of the Code, including to the extent determined by the Administration Committee, amounts deducted from an Employee's wages or salary that are not currently includable in the Employee's gross income by reason of the application of Code
                 Section 402(a)(8) or 125.

                 5.9.3. In the event that as of the last day of a Plan Year this Plan satisfies the requirements of Section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 410(b) of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentages of Eligible Employees as if all such plans were a single plan, in accordance with regulations prescribed by the Secretary of the Treasury under Section 401(m) of the Code.

                 5.9.4. For the purposes of this Section, the Contribution Percentage for any Eligible Employee who is a Highly Compensated Employee under two or more Code Section 401(a) plans of an Employer or an Affiliated Company to the extent required by Code Section 401(m), shall be determined in a manner taking into account the participant contributions and matching contributions for such Eligible Employee under each of such plans.

                 5.9.5. If an Eligible Employee (who is also a Highly Compensated Employee) is subject to the family aggregation rules in
         Section 2.22., the combined Average Contribution Percentage for the family group (which is treated as one Highly Compensated Employee) shall be the Average Contribution Percentage determined by combining the 401(m) Contributions, amounts treated as matching contributions under Code Section 401(m)(3), and Compensation of all the eligible family members.

                 5.9.6. The determination of the Contribution Percentage of any Participant shall be made after first applying the provisions of
         Section 15.5. relating to certain limits on Annual Additions under
         Section 415 of the Code, then applying the provisions of Section 4.6. relating to the return of Pre-Tax Contributions in excess of the

         Deferral Limitation, then applying the provisions of Section 4.5. relating to certain limits under Section 401(k) of the Code imposed on Pre-Tax Contributions of Highly Compensated Employees and last, applying the provisions of Section 5.11. relating to the forfeiture of matching contributions attributable to excess deferrals or contributions.

                 5.9.7. The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                 5.9.8. The Administration Committee shall keep or cause to have kept such records as are necessary to demonstrate that the Plan satisfies the requirements of Code Section 401(m) and the regulations thereunder, in accordance with regulations prescribed by the Secretary of the Treasury.

         5.10. PROVISIONS FOR REDUCTION OF EXCESS 401(m) CONTRIBUTIONS BY OR ON BEHALF OF HIGHLY COMPENSATED EMPLOYEES.

                 5.10.1. The Administration Committee shall determine, as soon as is reasonably possible following the close of the Plan Year, if 401(m) Contributions by or on behalf of Highly Compensated Employees satisfy the Average Contribution Percentage test for such Plan Year. If, pursuant to the determination by the Administration Committee, 401(m) Contributions by or on behalf of a Highly Compensated Employee must be reduced to enable the Plan to satisfy the Average Contribution Percentage test, then the Administration Committee shall take the following steps:

                          5.10.1.1. First, any excess After-Tax Contributions
                 that were not matched by matching contributions, and any income or loss allocable thereto, shall be distributed to the Highly Compensated Employee.

                          5.10.1.2. Second, if any excess remains after the
                 provisions of 5.10.1.1. above are applied, to the extent necessary to eliminate the excess, any matching contributions on behalf of the Highly Compensated Employee, any corresponding After-Tax Contributions, and any income or loss allocable thereto, shall be forfeited, to the extent forfeitable under the Plan, or distributed to the Highly Compensated Employee, to the extent non-forfeitable under the Plan (after withholding any applicable income taxes on such amounts).

                          5.10.1.3. If administratively feasible, excess 401(m)
                 Contributions including any income or loss allocable thereto, which are distributable under this Section 5.10., shall be distributed to Highly Compensated Employees within two and one-half (2-1/2) months following the close of the Plan Year for which the excess Contributions were made, but in any event no later than the end of the first Plan Year following the Plan Year for which the excess Contributions were made, notwithstanding any other provision in this Plan.

                          5.10.1.4. Any amounts of excess matching
                 contributions forfeited by Highly Compensated Employees under this Section, including any income or loss allocable thereto, shall be applied in accordance with Section 5.7.

                 5.10.2. The Administration Committee shall determine the amount of any excess 401(m) Contributions made by or on behalf of Highly Compensated Employees for a Plan Year by application of the leveling method set forth in Proposed Treasury Regulation Section 1.401(m)-1(e)(2) under which the Contribution Percentage of the Highly Compensated Employee who has the highest such percentage for such Plan Year is reduced, to the extent required (i) to enable the Plan to satisfy the Average Contribution Percentage test, or (ii) to cause such Highly Compensated Employee's Contribution Percentage to equal the Contribution Percentage of the Highly Compensated Employee with the next highest Contribution Percentage. This process shall be repeated until the Plan satisfies the Average Contribution Percentage test. For each Highly Compensated Employee, the amount of excess 401(m) Contributions shall be equal to the total 401(m) Contributions (plus any amounts treated as matching contributions) made on behalf of such Highly Compensated Employee (determined prior to the application of the foregoing provisions of this Subsection 5.10.2.) minus the amount determined by multiplying the Highly Compensated Employee's Contribution Percentage (determined after the application of the foregoing provisions of this Subsection 5.10.2.) by his Compensation.

                 5.10.3. The determination and correction of excess 401(m) Contributions made by and on behalf of a Highly Compensated Employee whose Average Contribution Percentage is determined under the family aggregation rules in Section 5.9. shall be accomplished by reducing the Average Contribution Percentage as required under Subsections
         5.10.1. and 5.10.2. above and allocating the excess 401(m) Contributions for the family unit in proportion to the 401(m) Contributions of each family member that are combined to determine the Average Contribution Percentage.

                 5.10.4. For purposes of satisfying the Average Contribution Percentage test, income or loss allocable to a Participant's excess 401(m) Contributions, as determined under 5.10.2. above, shall be determined in accordance with any reasonable method used by the Plan for allocating income or loss to Participant Accounts, provided such method does not discriminate in favor of Highly Compensated Employees and is consistently applied to all Participants for all corrective distributions under the Plan for a Plan Year. The Administration Committee shall not be liable to any Highly Compensated Employee (or his Beneficiary, if applicable) for any losses caused by misestimating the amount of any excess 401(m) Contributions on behalf of a Highly Compensated Employee and the income or loss attributable to such excess.

                 5.10.5. To the extent required by regulations under Section 401(m) or 415 of the Code, any 401(m) Contributions in excess of the limitations of Section 5.9. forfeited by or distributed to a Highly Compensated Employee in accordance with this Section shall be treated as an Annual Addition under Article 15. for the Plan Year for which the excess contribution was made, notwithstanding such forfeiture or distribution.

         5.11. FORFEITURE OF MATCHING CONTRIBUTIONS ATTRIBUTABLE TO EXCESS DEFERRALS OR CONTRIBUTIONS. To the extent any Matching Contributions allocated to a Participant's Matching Contributions Account are attributable to excess Pre-Tax Contributions required to be distributed to the Participant in accordance with Section 4.5. or 4.6., such Matching Contributions, including any income or loss allocable thereto, shall be forfeited, notwithstanding that such Matching Contributions may otherwise be non-forfeitable under the terms of the Plan. Any Matching Contributions forfeited by a Participant in accordance with this Section 5.11. shall be applied to reduce future Matching Contributions by such Participant's Employer.

         5.12. IRREVOCABILITY. An Employer shall have no right or title to, nor interest in, the contributions made to the Trust Fund, and no part of the Trust Fund shall revert to an Employer except that on and after the Effective Date funds may be returned to the Employer as follows:

                 5.12.1. In the case of an Employer contribution which is made by a mistake of fact, that contribution (and any income or loss allocable to such contribution) may be returned to the Employer within one (1) year after it is made.

                 5.12.2. All Employer contributions are hereby conditioned upon the Plan initially satisfying all of the requirements of Code Section 401(a) and Section 401(k). If the Plan does not initially qualify, at the Company's written election the Plan or any portion thereof may be revoked and any or all such contributions with respect to the portion revoked may be returned to the Employer within one year after the date of IRS denial of the initial qualification of the Plan. Upon such a revocation the affairs of the Plan and Trust shall be terminated and wound up as the Company shall direct.

                 5.12.3. All contributions to the Trust Fund are conditioned on deductibility under Code Section 404. In the event a deduction is disallowed for any such contribution such contribution shall be returned to the Employer.

         5.13. MAKE-UP CONTRIBUTIONS. In addition to other Employer contributions described in this Article 5., the Employer may make special make-up contributions to the Plan, if necessary. A make-up contribution will be necessary if there are insufficient forfeitures under the Plan to restore a Participant's Matching Contribution Account or Profit Sharing Account as provided in Section 9.5., if a Participant or Beneficiary's Accounts must be reinstated according to Section 18.2., or if a mistake or omission in the allocation of contributions is discovered and cannot be corrected by revising prior allocations.

                                   ARTICLE 6.

                                     FUNDING

        6.1. IN GENERAL. The Company has entered into a Trust Agreement with a Trustee creating the Trust Fund. Such Trust Agreement provides for the administration of the Trust Fund by the Trustee. The Trust Fund shall be invested in accordance with provisions of Article 7. and the Trust Agreement and shall be held in trust for the exclusive benefit of Participants or their Beneficiaries. The Company by action of the Board of Directors shall select such Trustee and may, without further reference to or action by any Participant, from time to time

                  6.1.1. enter into such further agreements with the Trustee or other parties and make such amendments to the Trust Agreement or said further agreements as it may deem necessary or desirable to carry out the Plan,

                  6.1.2. designate a successor Trustee or successor Trustees, and

                  6.1.3. take such other steps and execute such other instruments as it may deem necessary or desirable to put the Plan into effect or to carry out the provisions thereof.

                                   ARTICLE 7.

                                   INVESTMENTS

        7.1. INVESTMENTS OF CONTRIBUTIONS. Contributions by and on behalf of a Participant shall be invested in accordance with the Participant's investment designations in one or more Investment Funds established by the Administration Committee for this purpose. The Administration Committee in its discretion, shall from time to time determine the Investment Funds that shall be available to Participants, which funds shall include a fund invested in Stock, and may include one or more mutual funds or similar pooled investments.

        7.2.  INVESTMENT IN EMPLOYER SECURITIES.

                  7.2.1. Notwithstanding the establishment of separate Investment Funds, up to one hundred percent (100%) of the assets of the Plan may be invested in Stock, and up to twenty-five percent (25%) of the assets of the Plan may be invested in Company Debentures; provided, however, immediately following any acquisition of Company Debentures, not more than twenty-five percent (25%) of the assets of the Plan shall be invested in "marketable obligations" (as such term is defined in Section 407(e) of ERISA) of the Company or an Affiliated Company.

                  7.2.2. The term "Company Debentures" shall mean any debenture of the Company which constitutes "qualifying employer securities," as defined in Section 407(d)(5) of ERISA.

                  7.2.3. To the extent all or a portion of a Participant's Accounts are invested in Stock, such Accounts shall reflect the number of whole and fractional shares of Stock.

        7.3. PARTICIPANT INVESTMENT DESIGNATIONS. In accordance with rules of uniform application which the Administration Committee may from time to time adopt and subject to any limitations set forth below in this Article 7., each Participant shall have the right to designate one or more of the Investment Funds for the investment of his Accounts under the Plan, in accordance with the following rules:

                  7.3.1. Investment of contributions by and on behalf of a Participant in any Investment Fund and transfer of a Participant's Account balances between Investment Funds shall be in such whole percentage increments as the Administration Committee may determine from time to time.

                  7.3.2. A Participant may make a new investment designation which shall apply to (i) the amount standing to his credit in his Accounts, effective as of any Valuation Date; and (ii) future contributions to his Accounts, effective as of any Valuation Date by giving written notice to the Administration Committee to the extent required by the Administration Committee prior to the effective date of the change.

                  7.3.3. Investment Funds may, from time to time, hold cash or cash equivalent investments (including interests in any fund maintained by the Trustee as provided in the Trust Agreement) resulting from investment transactions relating to the property of said Fund; provided, however, that neither the Administration Committee, the Company, the Employer, the Trustee or any other person shall have any duty or responsibility to cause such Funds to be held in cash or cash equivalent investments for investment purposes. In the case of any Investment Fund under the management and control of an Investment Manager appointed by the Administration Committee in accordance with Section 11.3., neither the Administration Committee, the Company, the Employer, the Trustee, nor any other person shall have any responsibility or liability for investment decisions made by such Investment Manager.

                  7.3.4. In the event a Participant fails to make an investment designation in accordance with this Article 7., contributions by and on behalf of the Participant shall be invested in a fixed interest fund.

        7.4. SECURITIES TRANSACTIONS. The Trustee may acquire Stock in the open market or from the Company or any other person, including a party in interest. No commission will be paid in connection with the Trustee's acquisition of Stock from a party in interest. Neither the Company, nor the Committee, nor any Trustee have any responsibility or duty to time any transaction involving Stock in order to anticipate market conditions or changes in Stock value. Neither the Company, nor the Committee nor any Trustee have any responsibility or duty to sell Stock held in the Trust Fund in order to maximize return or minimize loss.

        7.5. RIGHTS, WARRANTS, OR OPTIONS. Subject to the provisions applicable to voting rights in Section 7.6., and unless otherwise directed by the Committee, stock rights (including warrants and options) issued with respect to Stock will be exercised by the Trustee on behalf of Participants to the extent that cash is available. Unless otherwise directed by the Committee, rights which cannot be exercised because of the lack of cash will be sold and the proceeds will be invested in Stock.

        7.6. VOTING OF STOCK. Notwithstanding any other provision of the Plan to the contrary, the Trustee shall not vote Stock held in the Trust on any matter presented for a vote by the stockholders of the Company except in accordance with timely directions received by the Trustee either from the Committee or from Participants, depending on who has the right to direct the voting of such stock as provided in the following provisions of this Section 7.6.

                  7.6.1. All stock held in the Trust Fund shall be voted by the Trustee as the Committee directs in its absolute discretion, except as provided in this Subsection 7.6.1.

                           7.6.1.1. If the Company has a registration-type class
                  of securities (as defined in Section 409(e)(4) of the Code), then with respect to all corporate matters, (i) each Participant shall be entitled to direct the Trustee as to the voting of all Stock allocated and credited to his Accounts and
                  (ii) each Participant who is an Eligible Employee shall be entitled to direct the Trustee as to the voting of a portion of all Stock not allocated to the Accounts of Participants, with such portion equal to the total number of shares of such unallocated Stock multiplied by a fraction the numerator of which is the number of shares of Stock allocated to the Accounts of such Participant and the denominator of which is the total number of shares of Stock allocated to the Accounts of all Participants.

                           7.6.1.2. If the Company does not have a
                  registration-type class of securities (as defined in Section 409(e)(4) of the Code), then only with respect to such matters as the approval or disapproval of any corporate merger consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of trade or business, or such similar transactions as may be prescribed in Treasury Regulations, (i) each Participant shall be entitled to direct the Trustee as to the voting of all Stock allocated and credited to his Accounts and (ii) each Participant who is an Eligible Employee shall be entitled to direct the Trustee as to the voting of a portion of all Stock not allocated to the Accounts of Participants, with such portion determined in the same manner as under Paragraph
                  7.6.1.1. above.

                  7.6.2. All Participants entitled to direct such voting shall be notified by the Company, pursuant to its normal communications with shareholders, of each occasion for the exercise of such voting rights within a reasonable time before such rights are to be exercised. Such notification shall include all information distributed to shareholders either by the Company or any other party regarding the exercise of such rights. To the extent that a Participant shall fail to direct the Trustee as to the exercise of voting rights arising under any Stock credited to his Accounts, such Stock shall not be voted. The Trustee shall maintain confidentiality with respect to the voting directions of all Participants.

                  7.6.3. Each Participant shall be a named fiduciary (as that term is defined in ERISA Section 402(a)(2)) with respect to Stock for which he has the right to direct the voting under the Plan but solely for the purpose of exercising voting rights pursuant to this Section
        7.6. or certain Offers pursuant to Section 7.11.

                  7.6.4. In the event a court of competent jurisdiction shall issue an opinion or order to the Plan, the Company or the Trustee, which shall, in the opinion of counsel to the Company or the Trustee, invalidate under ERISA, in all circumstances or in any particular circumstances, any provision or provisions of this Section regarding the manner in which Stock held in the Trust shall be voted or cause any such provision or provisions to conflict with ERISA, then, upon notice thereof to the Company or the Trustee, as the case may be, such invalid or conflicting provisions of this Section shall be given no further force or effect. In such circumstances the Trustee nevertheless shall not vote Stock held in the Trust unless required under such order or opinion but shall follow instructions received from Participants, to the extent such instructions have not been invalidated. To the extent required to exercise any residual fiduciary responsibility with respect to voting, the Trustee shall take into account in exercising its fiduciary judgment, unless it is clearly imprudent to do so, directions timely received from Participants, as such directions are most indicative of what is in the best interests of Participants. Further, the Trustee, in addition to taking into consideration any relevant financial factors bearing on any such decision, shall take into consideration any relevant nonfinancial factors, including, but not limited to, the continuing job security of Participants as employees of the Company or any of its subsidiaries, conditions of employment, employment opportunities and other similar matters, and the prospect of the Participants and prospective Participants for future benefits under the Plan.

        7.7. VALUATION OF STOCK. When it is necessary to value Stock held by the Plan, the value will be the current fair market value of the Stock, determined in accordance with applicable legal requirements.

        If the Stock is publicly traded, its fair market value will be based on the most recent closing price in public trading, as determined by the Trustee.

        If the Stock cannot be valued on the basis of its closing price in recent public trading, its fair market value will be determined by the Company in good faith based on all relevant factors for determining the fair market value of securities. Relevant factors include an independent appraisal by a person who customarily makes such appraisals, if an appraisal of the fair market value of the Stock as of the relevant date was obtained.

        In the case of a transaction between the Plan and an Employer or another party in interest, the fair market value of the Stock must be determined as of the date of the transaction rather than as of some other Valuation Date occurring before or after the transaction. In other cases, the fair market value of the Stock will be determined as of the most recent Valuation Date.

        7.8. ALLOCATION OF STOCK DIVIDENDS AND SPLITS. Stock received by the Trust as a result of a Stock split or Stock dividend on Stock held in Participants' Pretax Deferral Accounts, Matching Contribution Accounts, and Rollover Accounts will be allocated as of the Valuation Date coincident with or following the date of such split or dividend, to each Participant who has such an Account. The amount allocated will bear substantially the same proportion to the total number of shares received as the number of shares in the Participant's Pretax Deferral Account, Matching Contribution Account and/or Rollover Account bears to the total number of shares allocated to such Accounts of all Participants immediately before the allocation. The shares will be allocated to the nearest thousandth of a share.

        7.9. REINVESTMENT OF DIVIDENDS. Upon direction of the Committee, cash dividends may be reinvested as soon as practicable by the Trustee in shares of Stock for Participants' Accounts. Cash dividends may be reinvested in Stock purchased as provided in Section 7.4. or purchased from the Accounts of Participants who receive cash distributions.

        7.10. ALLOCATION OF DIVIDENDS OTHER THAN STOCK DIVIDENDS. At the direction of the Committee, dividends in cash or in property other than Stock which are actually received by the Trust during a Plan Year may be applied by the Trustee to the purchase of Stock, as provided in Section 7.9. Dividends in property other than Stock which are received by the Trustee with respect to Stock held by the Trust may, to the extent practicable, be sold or exchanged for the ultimate purpose of acquiring additional Stock.

        Stock purchased by the Trustee for the Trust out of dividends and out of the proceeds of rights or warrants sold (or exercised, to the extent of the bargain element if such exercise is made with Employer contributions) will be allocated, as of the Valuation Date coincident with or following the date such shares were purchased, to the Account of each Participant who has an Account on such Valuation Date.

        Stock purchased with dividends on Stock held in Participants' Matching Contribution Accounts, Pre-Tax Contributions Accounts, and Rollover Accounts will be allocated to each Participant's Matching Contributions Account, Pre-Tax Contributions Account and Rollover Account.

        Shares allocated to an Account in accordance with this Section 7.10. will be allocated in an amount which bears substantially the same proportion to the total number of shares purchased as the ratio that the number of shares in such Account on the Valuation Date immediately preceding such purchase bears to the total number of shares that were allocated to such Accounts of all

Participants on such preceding Valuation Date (disregarding the shares that were distributed to Participants as of such preceding Valuation Date).

        Shares allocated under this Section will be allocated to the nearest thousandth of a share.

        7.11. CERTAIN OFFERS FOR STOCK. Notwithstanding any other provisions of this Plan to the contrary, in the event an offer shall be received by the Trustee (including, but not limited to, a tender offer or exchange offer within the meaning of the Securities Exchange Act of 1934, as from time to time amended and in effect) to acquire any or all shares of Stock held by the Trust (an "Offer"), whether or not such Stock is allocated to Participants' Accounts, the discretion or authority to sell, exchange or transfer any of such shares shall be determined in accordance with the following rules:

                  7.11.1. The Trustee shall not sell, exchange or transfer any of such Stock pursuant to such Offer except to the extent, and only to the extent that the Trustee is timely directed to do so in writing (i) with respect to any Stock held by the Trustee subject to such Offer and allocated to the Accounts of any Participant, by each Participant to whose Accounts any of such shares are allocated and (ii) with respect to any Stock held by the Trustee subject to such Offer and not allocated to the Accounts of any Participant, by each Participant who is an Eligible Employee with respect to a number of shares of such unallocated Stock equal to the total number of shares of such unallocated Stock multiplied by a fraction the numerator of which is the number of shares of Stock allocated to the Accounts of such Participant and the denominator of which is the total number of shares of Stock allocated to the Accounts of all Participants.

                 Upon timely receipt of such instructions, the Trustee shall, subject to the provisions of Subsections 7.11.3. and 7.11.12. of this Section, sell, exchange or transfer pursuant to such Offer, only such shares as to which such instructions were given. The Trustee shall use its best efforts to communicate or cause to be communicated to each Participant the consequences of any failure to provide timely instructions to the Trustee.

                 In the event, under the terms of an Offer or otherwise, any shares of Stock tendered for sale, exchange or transfer pursuant to such Offer may be withdrawn from such Offer, the Trustee shall follow such instructions respecting the withdrawal of such securities from such Offer in the same manner and the same proportion as shall be timely received by the Trustee from the Participants entitled under this Paragraph to give instructions as to the sale, exchange or transfer of securities pursuant to such Offer.

                  7.11.2. In the event that an Offer for fewer than all of the shares of Stock held by the Trustee in the Trust shall be received by the Trustee, each Participant shall be entitled to direct the Trustee as to the acceptance or rejection of such Offer (as provided by Subsection 7.11.1. of this Section) with respect to the largest portion of such Stock as may be possible given the total number or amount of shares of Stock the Plan may sell, exchange or transfer pursuant to the Offer based upon the instructions received by the Trustee from all other Participants who shall timely instruct the Trustee pursuant to this Paragraph to sell, exchange or transfer such shares pursuant to such Offer, each on a pro rata basis in accordance with the maximum number of shares each such Participant would have been permitted to direct under Subsection 7.11.1. had the Offer been for all shares of Stock held in the trust.

                  7.11.3. In the event an Offer shall be received by the Trustee and instructions shall be solicited from Participants in the Plan pursuant to Subsection 7.11.1. of this Section regarding such Offer, and prior to termination of such Offer, another Offer is received by the Trustee for the securities subject to the first Offer, the Trustee shall use its best efforts under the circumstances to solicit instructions from the Participants to the Trustee (i) with respect to securities tendered for sale, exchange or transfer pursuant to the first Offer, whether to withdraw such tender, if possible, and, if withdrawn, whether to tender any securities so withdrawn for sale, exchange or transfer pursuant to the second Offer and (ii) with respect to securities not tendered for sale, exchange or transfer pursuant to the first Offer, whether to tender or not to tender such securities for sale, exchange or transfer pursuant to the second Offer. The Trustee shall follow all such instructions received in a timely manner from Participants in the same manner and in the same proportion as provided in Subsection 7.11.1. of this Section. With respect to any further Offer for any Stock received by the Trustee and subject to any earlier Offer (including successive Offers from one or more existing offerors), the Trustee shall act in the same manner as described above.

                  7.11.4. With respect to any Offer received by the Trustee, the Trustee shall distribute, at the Company's expense, copies of all relevant material, including, but not limited to, material filed with the Securities and Exchange Commission with such Offer or regarding such Offer, and shall seek confidential written instructions from each Participant who is entitled to respond to such Offer pursuant to Subsections 7.11.1., 7.11.2. or 7.11.3. The identities of Participants, the amount of Stock allocated to their Accounts, and the Compensation of each Participant shall be determined from the list of Participants delivered to the Trustee by the Committee which shall take all reasonable steps necessary to provide the Trustee with the latest possible information.

                  7.11.5. The Trustee shall distribute and/or make available to each Participant who is entitled to respond to an Offer pursuant to Subsections 7.11.1., 7.11.2. or 7.11.3. an instruction form to be used by each such Participant who wishes to instruct the Trustee. The instruction form shall state that (i) if the Participant fails to return an instruction form to the Trustee by the indicated deadline, the Stock with respect to which he is entitled to give instructions will not be sold, exchanged or transferred pursuant to such Offer, (ii) the Participant will be a named fiduciary (as described in Subsection
        7.11.10. below) with respect to all shares for which he is entitled to give instructions, and (iii) the Company acknowledges and agrees to honor the confidentiality of the Participant's instructions to the Trustee.

                  7.11.6. Each Participant may choose to instruct the Trustee in one of the following two ways: (i) not to sell, exchange or transfer any shares of Stock for which he is entitled to give instructions, or (ii) to sell, exchange or transfer all Stock for which he is entitled to give instructions. The Trustee shall follow up with additional mailings and postings of bulletins, as reasonable under the time constraints then prevailing, to obtain instructions from Participants not otherwise responding to such requests for instructions. Subject to Subsection 7.11.3., the Trustee shall then sell, exchange or transfer shares according to instructions from Participants, except that shares for which no instructions are received shall not be sold, exchanged or transferred.

                  7.11.7. The Company shall furnish former Participants who have received distributions of Stock so recently as to not be shareholders of record with the information given to Participants pursuant to Subsections 7.11.4., 7.11.5., and 7.11.6. of this Section. The Trustee is hereby authorized to sell, exchange or transfer pursuant to an Offer any such Stock in accordance with appropriate instructions from such former Participants.

                  7.11.8. Neither the Committee nor the Trustee shall express any opinion or give any advice or recommendation to any Participant concerning the Offer, nor shall they have any authority or responsibility to do so. The Trustee has no duty to monitor or police the party making the Offer; provided, however, that if the Trustee becomes aware of activity which on its face reasonably appears to the Trustee to be materially false, misleading, or coercive, the Trustee shall demand promptly that the offending party take appropriate corrective action. If the offending party fails or refuses to take appropriate corrective action, the Trustee shall communicate with affected Participants in such manner as it deems advisable.

                  7.11.9. The Trustee shall not reveal or release a Participant's instructions to the Company, its officers, directors, employees, or representatives. If some but not all Stock held by the Trust is sold, exchanged, or transferred pursuant to an Offer, the Company, with the Trustee's cooperation, shall take such action as is necessary to maintain the confidentiality of Participant's records, including, without limitation, establishment of a security system and procedures which restrict access to Participant records and retention of an independent agent to maintain such records. If an independent record-keeping agent is retained, such agent must agree, as a condition of its retention by the Company, not to disclose the composition of any Participant Accounts to the Company, its officers, directors, employees, or representatives. The Company acknowledges and agrees to honor the confidentiality of Participants' instructions to the Trustee.

                  7.11.10. Each Participant shall be a named fiduciary (as that term is defined in ERISA Section 402(a)(2)) with respect to Stock allocated to his Accounts under the Plan and with respect to his pro-rata portion of the unallocated Stock for which he is entitled to issue instructions in accordance with Subsection 7.11.1. of this Section solely for purposes of exercising the rights of a shareholder with respect to an Offer pursuant to this Section 7.11. and voting rights pursuant to Section 7.6.

                  7.11.11. To the extent that an Offer results in the sale of Stock in the Trust, the Committee shall instruct the Trustee as to the investment of the proceeds of such sale.

                  7.11.12. In the event a court of competent jurisdiction shall issue to the Plan, the Company or the Trustee an opinion or order, which shall, in the opinion of counsel to the Company or the Trustee, invalidate, in all circumstances or in any particular circumstances, any provision or provisions of this Section regarding the determination to be made as to whether or not Stock held by the Trustee shall be sold, exchanged or transferred pursuant to an Offer or cause any such provision or provisions to conflict with securities laws, then, upon notice thereof to the Company or the Trustee, as the case may be, such invalid or conflicting provisions of this Section shall be given no further force or effect. In such circumstances the Trustee shall not sell, exchange or transfer Stock held in the Trust unless required under such order or opinion, but shall follow instructions received from Participants, to the extent such instructions have not been invalidated by such order or opinion. To the extent required to exercise any residual fiduciary responsibility with respect to such sale, exchange or transfer, the Trustee shall take into account in exercising its fiduciary judgment, unless it is clearly imprudent to do so, directions timely received from Participants, as such directions are most indicative of what action is in the best interests of Participants. Further, the Trustee, in addition to taking into consideration any relevant financial factors bearing on any such decision, shall take into consideration any relevant nonfinancial factors, including, but not limited to, the continuing job security of Participants as employees of the Company or any Affiliate, conditions of employment, employment opportunities and other similar matters, and the prospect of the Participants and prospective Participants for future benefits under the Plan.

                                   ARTICLE 8.

                                     VESTING

        8.1. VESTED INTEREST IN PRE-TAX CONTRIBUTIONS ACCOUNT, ROLLOVER ACCOUNT, AND PROFIT SHARING ACCOUNT. Each Participant shall at all times have one hundred percent (100%) Vested Interest in the value of his Pre-Tax Contributions Account, his Rollover Account, and, effective for individuals who complete an Hour of Service for any payroll period commencing after May 31, 1995 and to the extent a forfeiture of such Participant's Profit Sharing Account has not occurred prior to the completion of such Hour of Service and is not subject to restoration in accordance with Section 9.5., his Profit Sharing Account under the Plan.

        8.2. DETERMINATION OF VESTED INTEREST IN MATCHING CONTRIBUTIONS ACCOUNT. A Participant shall acquire a Vested Interest in the value of his Matching Contributions Account (and in his profit Sharing Account to the extent not vested as provided in Section 8.1.) in accordance with the following provisions of this Section 8.2.

                  8.2.1. The Vested Interest of each Participant in the value of his Matching Contributions Account shall be determined as provided in the following table:


            Number of Full Years
             of Vesting Service       Vested Interest
            --------------------      ---------------
                    Under 1                   0%
          At least 1, less than 2            20%
          At least 2, less than 3            40%
          At least 3, less than 4            60%
          At least 4, less than 5            80%
                   5 or more                100%



        Fractional Years of Service shall not be taken into account.

                  8.2.2. In addition, a Participant shall be one hundred percent 100% vested in the value of his Matching Contributions Account upon attainment of Normal Retirement Age while employed by the Employer or an Affiliated Company or upon an earlier Severance due to death or Disability.

                  8.2.3. Any Matching Contributions that have been designated as "qualified matching contributions" within the meaning of regulations under Section 401(k) of the Code shall be one hundred percent (100%) vested when paid to the Trustee, notwithstanding anything to the contrary in this Plan.

                  8.2.4. If a Participant who incurs a Severance receives a distribution from an Account at a time when the Participant does not have a one hundred percent (100%) Vested Interest in the value of such Account, and again becomes an Active Participant, upon restoration of the non-vested portion of the Account in accordance with Section 9.5.:

                           8.2.4.1. such non-vested portion shall be established
                  as a separate Account as of the date of distribution, and

                           8.2.4.2. at any relevant time the Participant's
                  Vested Interest in the value of such separate Account shall be equal to an amount ("X") determined by the formula:

                                 X = P(AB + D) - D

        For purposes of applying the formula above: P is the nonforfeitable percentage at the relevant time, AB is the Account balance at the relevant time, and D is the amount of the prior distribution.

                  8.2.5. Notwithstanding the provisions of Subsection 8.2.1. above, any Years of Vesting Service completed by a Participant after he incurs at least five (5) consecutive Breaks in Service shall not be taken into account for purposes of determining his Vested Interest in the value of his Matching Contributions Account and Profit Sharing Contributions Account prior to his incurring such five (5) consecutive Breaks in Service.

        8.3. AMENDMENT OF VESTING SCHEDULE. If the vesting schedule under the Plan is amended or if the Plan is amended in any way that directly or indirectly affects the computation of a Participant's Vested Interest, each Participant who has completed at least three (3) Years of Service may elect, within a reasonable time after the adoption of the amendment, to continue to have his Vested Interest computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of: (i) 60 days after the amendment is adopted; (ii) 60 days after the amendment is effective; or (iii) 60 days after the Participant is issued written notice of the amendment.

                                   ARTICLE 9.

                            PAYMENT OF PLAN BENEFITS

        9.1.  DISTRIBUTION UPON RETIREMENT.

                  9.1.1. Upon a Participant's Severance on or after he attains Normal Retirement Age such Participant shall be entitled to a distribution of his Distributable Benefit as provided in Section 9.5. as soon as administratively feasible following the Valuation Date determined in accordance with Section 10.2. In no event shall distribution be made later than the sixtieth day after the later of the close of the Plan Year in which occurs the Severance, or the close of the Plan Year in which the Participant attains Normal Retirement Age unless the Participant makes a written election to defer payment to his "Required Beginning Date" as defined in accordance with 9.1.3. below.

                  9.1.2. If the Participant continues in the service of the Employer after he attains Normal Retirement Age, he shall continue to participate in the Plan in the same manner as Participants who have not attained Normal Retirement Age.

                  9.1.3. Notwithstanding the foregoing, distribution of a Participant's Distributable Benefit shall be made not later than his "Required Beginning Date" as determined in accordance with this
        Subsection:

                           9.1.3.1. Except as provided in 9.1.3.2. below, a
                  Participant's "Required Beginning Date" shall mean the April 1 following the calendar year in which the Participant attains age 70 1/2, whether or not such Participant has incurred a Severance or whether or not the Participant consents to the distribution. The Participant's Distributable Benefit determined as of the December 31 of the calendar year in which occurs his Required Beginning Date and the December 31 of each subsequent calendar year shall be distributed no later than the December 31 of the next following calendar year.

                           9.1.3.2. Except in the case of a Participant who is a
                  "5-percent owner" within the meaning of Section 401(a)(9) of the Code, "Required Beginning Date" for a Participant who attained age 70 1/2 prior to January 1, 1988 shall mean the April 1 following the later of the calendar year in which the Participant attains age 70-1/2, or the calendar year in which the Participant incurs a Severance.

        9.2.  DISTRIBUTION UPON DEATH PRIOR TO PAYMENT OF BENEFITS.

                  9.2.1. Upon the death of a Participant prior to the payment of his Distributable Benefit, the Administration Committee shall direct the

        Trustee to make a distribution of such Distributable Benefit as provided in Section 9.5., to the Beneficiary designated by the deceased Participant, or otherwise entitled to such Distributable Benefit, as provided in Section 9.9.

                  9.2.2. Distribution of a Participant's Distributable Benefit shall be made as soon as administratively practicable after the later of
        (i) the Valuation Date determined in accordance with Section 10.2., or
        (ii) the date all facts required by the Administration Committee to be established as a condition of payment shall have been established to the satisfaction of the Administration Committee, but in any event within five (5) years of the Participant's death.

        9.3.  DISTRIBUTION UPON DISABILITY.

                  9.3.1. If a Participant incurs a Disability prior to his Severance, distribution of his Distributable Benefit shall be made as provided in Section 9.5. as soon as administratively practicable after the later of (i) the Valuation Date determined in accordance with
        Section 10.2., or (ii) the date the Participant's Disability has been determined by the Administration Committee.

                  9.3.2. If a Participant incurs a Disability prior to his attainment of Normal Retirement Age, the requirements of Section 9.4. relating to written consent to a distribution in excess of $3500 shall be applicable.

        9.4.  SEVERANCE PRIOR TO NORMAL RETIREMENT AGE.

                  9.4.1. If a Participant incurs a Severance prior to attainment of Normal Retirement Age for any reason other than death, distribution of his Distributable Benefit before Normal Retirement Age shall be made as provided in Section 9.5. after receipt by the Administration Committee of all required documentation, as follows:

                           9.4.1.1. In the case of a Participant whose
                  Distributable Benefit has at no time ever exceeded $3,500, distribution shall be made as soon as administratively practicable following the Valuation Date coinciding with or immediately following such Participant's Severance, whether or not the Participant consents to such distribution. The preceding provisions of this Subsection 9.4.1.1. shall not be interpreted or applied to preclude the administrative practice of effecting distribution as of the last day of a month, quarter or other period not less frequent than annual, of all distributions to be made pursuant to this Subsection 9.4.1.1. with respect to Severances occurring during such period.

                           9.4.1.2. In the case of a Participant whose
                  Distributable Benefit has at any time ever exceeded $3,500, distribution shall be made as soon as administratively practicable following the Valuation Date coinciding with or next following the later of (A) the Valuation Date determined in accordance with Section 10.2., or (B) the receipt by the Administration Committee of the consent of the Participant to the distribution in accordance with 9.4.1.4. below.

                           9.4.1.3. If a Participant described in 9.4.1.2. above
                  fails to consent to distribution of the Participant's Distributable Benefit prior to the first Valuation Date that occurs at least ninety (90) days following the Participant's Severance Date, such a Participant shall be deemed to have made an election to defer distribution to Normal Retirement Age, unless prior to Normal Retirement Age and in accordance with 9.4.1.2. above, the Participant submits a request for an earlier distribution. Notwithstanding the preceding provisions of this Subsection 9.4.1.3., no distribution shall occur on or after Normal Retirement Age unless and until the Participant submits an application, in form and manner satisfactory to the Committee, distribution of the Participant's Distributable Benefit, except in connection with a distribution required by Code Section 401(a)(9) as provided in Section 9.1.3.

                           9.4.1.4. Any written consent by a Participant to
                  receive distribution of the Participant's Distributable Benefit prior to Normal Retirement Age shall not be valid unless such consent is made both (A) after the Participant receives a written notice advising him of his right to defer distribution to Normal Retirement Age and (B) within the ninety (90) day period ending on the Participant's "Benefit Starting Date." The notice to the Participant advising him of his right to defer distribution shall be given no less than thirty (30) nor more than ninety (90) days prior to the Participant's Benefit Starting Date; provided, however, that a Participant who receives the notice may waive the thirty (30) day notice period by making an affirmative election to receive or commence payment prior to the expiration of such thirty
                  (30) day period. For purposes of this Paragraph 9.4.1.4., "Benefit Starting Date" shall mean the first day of the first period for which the Participant's Distributable Benefit is paid.

                  9.4.2. If a Participant who incurs a Severance does not have a 100% Vested Interest in any Account as of such Severance, the portion of such Participant's Account which is not vested as of such Severance shall be held in such Account, subject to forfeiture in accordance with
        Section 9.5.



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                  9.4.3. To the extent permissible under Section 401(k)(10) of the Code, if a Participant ceases to be an Employee by reason of the sale or other disposition by the Employer or an Affiliated Company of either (i) substantially all of the assets used by the Employer, or an Affiliated Company, as the case may be, in a trade or business to an unrelated corporation, or (ii) the interest of the Employer or an Affiliated Company, as the case may be, in a subsidiary to an unrelated entity or individual, such Participant shall be entitled to distribution of his Distributable Benefit as if, for purposes of this Plan only, such event constitutes a Severance.

         9.5.  FORFEITURES; RESTORATION.

                  9.5.1. Subject to the provisions of 9.5.3. below, any non-vested portion of a Participant's Accounts shall be forfeited as of the earlier of the date the Participant's Distributable Benefit is paid to him as provided in Section 9.4., or the date the Participant incurs five (5) consecutive Breaks in Service. For purposes of this Section, if the value of a Participant's Distributable Benefit is zero, the Participant shall be deemed to have received payment of his Distributable Benefit.

                  9.5.2. Any non-vested portion of a Participant's Accounts which is forfeited in accordance with 9.5.1. above shall be applied as provided in Section 5.7.

                  9.5.3. In accordance with such rules as the Administration Committee may prescribe, there shall be restored to the Participant's Account the dollar value of any non-vested portion of such a Participant's Account which was forfeited upon payment of the Participant's Distributable Benefit in accordance with Subsection 9.4.1. prior to the date on which he incurs five (5) consecutive Breaks in Service; provided, however, that such restoration shall be made only in the case of the Participant's reemployment as an Eligible Employee prior to incurring five (5) consecutive Breaks in Service. The determination of the dollar value of the forfeited portion of the Participant's Account required to be restored to the Participant shall be made as of the Valuation Date the Participant's Account was valued for purposes of determining his Distributable Benefit, as provided in Article 10. No adjustment in the dollar value of the forfeited amounts shall be made for any gains or losses of the Trust Fund, between the applicable Valuation Date and the restoration of the dollar value of the forfeited portion of the Participant's Account. Restored amounts shall be paid from the Forfeiture Account, or if forfeitures are not available, the Employer shall make an additional contribution for this purpose.

        9.6. FORM OF PAYMENT OF DISTRIBUTABLE BENEFIT. Payment of a Participant's Distributable Benefit under this Article 9. shall be made in a


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

lump sum consisting of whole shares of Stock held in the Participant's Accounts and in cash with respect to the remaining portion of the Participant's Accounts; provided, however, effective for distributions made on or after April 1, 1992, a Participant may elect payment of his Distributable Benefit either (a) in cash, or (b) in whole shares of Stock with the value of fractional shares paid in cash. To the extent that a Participant elects payment of his Distributable Benefit in cash and such payment is attributable to Stock held in the Participant's Accounts, such Stock shall be sold by the Trustee as soon as practicable after communication to the Trustee of the Participant's election to receive cash with respect to such shares, and the amount distributable to the Participant shall be equal to the proceeds of such sale, after deduction of any expenses associated with the sale, if any.

        9.7. IN-SERVICE WITHDRAWALS. To the extent permissible under the provisions of this Section, while still an Employee or on an approved Leave of Absence, a Participant may make a withdrawal of his Vested Interest in his Accounts in the Plan.

                  9.7.1. A Participant may make a withdrawal of his Pre-Tax Contributions from his Rollover Account, from his Vested Interest in his Matching Contributions Account, and from his Vested Interest in his Profit Sharing Contributions Account in accordance with rules of uniform application which the Administration Committee may from time to time prescribe.

                  9.7.2. Unless otherwise provided in this Section, no Participant may make a withdrawal prior to a determination by the Administration Committee that such Participant has a Hardship need in excess of $500, and such withdrawal is necessary on account of such Hardship need as provided in this Section 9.7. Any determination of Hardship shall be in accordance with regulations promulgated under
        Section 401(k) of the Code, and to the extent determined by the Administration Committee, may be determined in accordance with either Subsection 9.7.3. or Subsection 9.7.4. below. In no event shall a Participant be permitted to make an in-service withdrawal of any amounts attributable to Matching Contributions that are designated as "qualified matching contributions" or Profit Sharing Contributions that are designated as "nonelective contributions," as defined in regulations issued under Section 401(k) of the Code, except for Hardship reasons.

                  9.7.3. The existence of a Participant's Hardship and the amount required to meet the need created by the Hardship may be determined by the Administration Committee on the basis of facts and circumstances, and in accordance with rules of uniform application which the Administration Committee may from time to time prescribe. A distribution shall not be treated as necessary to satisfy a Hardship need of a Participant to the extent the amount of the distribution is in


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

        excess of the amount required to relieve the Hardship need or to the extent that the Hardship need may be satisfied from other resources reasonably available to the Participant. The amount of a Hardship need may include amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. A distribution generally may be treated as necessary on account of a Hardship need of a Participant if the Administration Committee reasonably relies on the Participant's written representations to the Administration Committee, unless the Committee has actual knowledge to the contrary, that the Hardship need cannot be relieved:

                           9.7.3.1. through reimbursement or compensation by
                  insurance or otherwise,

                           9.7.3.2. by reasonable liquidation of assets, if such
                  liquidation would not itself cause an immediate and heavy financial need,

                           9.7.3.3. by the cessation of the Participant's
                  contributions to the Plan, or

                           9.7.3.4. by other distributions or non-taxable loans
                  from plans of the Employer or any other employer, or by borrowing from commercial sources on reasonable commercial terms.

         For purposes of determining a Hardship need, a Participant's resources shall be deemed to include those assets of his Spouse and minor children that are reasonably available to the Participant.

                  9.7.4. A Hardship distribution may be considered as necessary to satisfy an immediate and heavy financial need of the Employee only if:

                           9.7.4.1. The distribution is not in excess of the
                  amount of the Hardship need of the Participant. The amount of the Hardship need may include any amounts necessary to pay federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution.

                           9.7.4.2. The Employee has obtained all distributions,
                  other than Hardship distributions, and all nontaxable (at the time of the loan) loans under all plans maintained by the Employer.

                           9.7.4.3. The Employee's Pre-Tax Contributions under
                  this Plan and any elective contributions and employee contributions under all qualified and nonqualified plans of deferred compensation maintained by the Employer, including a stock option, stock purchase, or similar plan, or a cash or deferred arrangement that is part of a cafeteria plan


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

                  within the meaning of Code Section 125, will be suspended under the terms of each such plan, or in accordance with the terms of an otherwise legally enforceable agreement, for at least twelve (12) months after the receipt of the Hardship distribution.

                           9.7.4.4. The Plan and all other plans maintained by
                  the Employer limit the Employee's elective contributions for the Employee's taxable year immediately following the taxable year of the Hardship distribution to the Deferral Limitation under Section 402(g) of the Code for such taxable year minus the amount of such Employee's elective contributions for the taxable year of the Hardship distribution.

        For purposes of determining a Hardship need, a Participant's resources shall be deemed to include those assets of his Spouse and minor children that are reasonably available to the Participant.

                  9.7.5. The amount of a Participant's Pre-Tax Contributions Account which is available for a Hardship withdrawal on any date will not exceed the lesser of

                           9.7.5.1. the value of the Account in the Predecessor
                  Plan on December 31, 1988, plus the dollar amount of Pre-Tax Contributions added to such Account under the Predecessor Plan and this Plan on and after January 1, 1989 minus all amounts withdrawn from the Account under the Predecessor Plan and this Plan since January 1, 1989, or

                           9.7.5.2. the value of the Account on the date as of
                  which the withdrawal will occur.

                  9.7.6. A Participant may request a withdrawal by submitting a written request for such withdrawal in a form satisfactory to the Administration Committee, together with any supporting documentation which the Administration Committee in its sole discretion may require. The maximum amount subject to any withdrawal under this Section shall be determined as of the Valuation Date coinciding with or immediately preceding the Administration Committee's determination authorizing the withdrawal. To the extent permitted under this Section, any withdrawal of a Participant's Vested Interest in the value of his Accounts shall be made from such Accounts in the following order of priority: After-Tax Contributions Account, Pre-Tax Contributions Account, Rollover Account, Matching Contributions Account, and Profit Sharing Contributions Account. Any unmatched Pre-Tax Contributions shall be withdrawn before matched Pre-Tax Contributions.



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

                  9.7.7. The Administration Committee shall not limit the number of withdrawals a Participant shall be permitted to make, provided the requirements of this Section are satisfied.

                  9.7.8. If a Participant makes an in-service withdrawal from an Account at a time when the Participant does not have a one hundred percent (100%) Vested Interest in the value of such Account, and the Participant may increase his Vested Interest in the Account:

                           9.7.8.1. such Account shall be established as a
                  separate Account as of the date of distribution, and

                           9.7.8.2. at any relevant time the Participant's
                  Vested Interest in the value of such separate Account shall be equal to an amount ("X") determined by the formula:

                                 X = P(AB + D) - D

        For purposes of applying the formula above: P is the nonforfeitable percentage at the relevant time, AB is the Account balance at the relevant time, and D is the amount of the withdrawal.

        9.8. LOANS. From time to time, the Administration Committee may establish a Participant loan program under the Plan in accordance with the provisions of this Section.

                  9.8.1. The implementation of a Participant loan program shall be subject to the adoption by the Administration Committee of written rules and procedures governing the operation of such loan program, to the extent required by regulations issued by the Department of Labor under Section 408(b)(1)(C) of ERISA. The written rules and procedures of the Participant loan program shall form a part of the Plan and shall include, but need not be limited to, the following: (i) the identity of the person or positions authorized to administer the Participant loan program; (ii) a procedure for applying for loans; (iii) the basis on which loans will be approved or denied; (iv) any limitations on the types and amounts of loans offered; (v) the procedure under the loan program for determining a reasonable rate of interest; (vi) the types of collateral which may secure a Participant loan; and (vii) the events constituting default and the steps that will be taken to preserve Plan assets in the event of such default.

                  9.8.2. In addition to such other requirements as may be imposed by applicable law, any Participant loan shall bear a reasonable rate of interest, shall be adequately secured by proper collateral, and shall be repaid within a specified period of time according to a written repayment schedule that calls for substantially level amortization over the term of the loan.


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

                  9.8.3. In no event shall the principal amount of a loan hereunder, at the time the loan is made, together with the outstanding balance of all other loans to the Participant under this Plan, exceed the lesser of:

                           9.8.3.1. fifty percent (50%) of the value of the
                  Participant's vested interest in his Accounts under this Plan, or

                           9.8.3.2. fifty thousand dollars ($50,000), reduced by
                  the excess (if any) of

                                    9.8.3.2.1. the highest outstanding balances
                           of loans from the Plan during the one-year period ending on the day before the date on which such loan was made, over

                                    9.8.3.2.2. the outstanding balance of loans
                           from the Plan on the date on which such loan was made.

                  9.8.4. To the extent required to comply with the requirements of Section 401(a)(4) of the Internal Revenue Code, loans hereunder shall be made in a uniform and non-discriminatory manner.

        9.9.  DESIGNATION OF BENEFICIARY.

                  9.9.1. Subject to the provisions of 9.9.2. below, each Participant shall have the right to designate a Beneficiary or Beneficiaries to receive his interest in the Trust Fund in the event of his death before receipt of his entire interest in the Trust Fund. This designation is to be made on the form prescribed by and delivered to the Administration Committee. Subject to the provisions of 9.9.2. below, a Participant shall have the right to change or revoke any such designation by filing a new designation or notice of revocation with the Administration Committee, and no notice to any Beneficiary nor consent by any Beneficiary shall be required to effect any such change or revocation.

                  9.9.2. If a Participant designates a Beneficiary and on the date of his death has a Spouse who is not such Beneficiary, no effect shall be given to such designation unless such Spouse has consented or thereafter consents in writing to such designation, the consent acknowledges the effect of the designation and the consent is witnessed by a notary public. A Spouse's consent to a Beneficiary designation is not required under the following circumstances:

                           9.9.2.1. if it is established to the satisfaction of
                  the Administration Committee that there is no Spouse; or

                           9.9.2.2. if the Participant's Spouse cannot be
                  located; or


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

                           9.9.2.3. because of other circumstances under which a
                  Spouse's consent is not required in accordance with applicable Treasury or Department of Labor Regulations.

                 The Administration Committee shall have absolute discretion as to whether the consent of a Spouse shall be required. The provisions of this Section shall not be construed to place upon the Company or the Administration Committee any duty or obligation to require the consent of a Spouse for the purpose of protecting the rights or interests of present or former Spouses of Participants, except to the extent required to comply with Code Section 401(a)(11) or Section 205 of ERISA.

                  9.9.3. If a deceased Participant shall have failed to designate a Beneficiary, or if the Administration Committee shall be unable to locate a designated Beneficiary after reasonable efforts have been made, or if for any reason (including but not limited to application of the rules in 9.9.2. above) the designation shall be legally ineffective, or if the Beneficiary shall have predeceased the Participant without effectively designating a successor Beneficiary, any distribution required to be made under the provisions of this Plan shall commence within one (1) year after the Participant's death to the person or persons included in the highest priority category among the following, in order of priority:

                           9.9.3.1. The Participant's surviving Spouse;

                           9.9.3.2. The Participant's surviving children,
                  including adopted children and children of deceased children, per stirpes;

                           9.9.3.3. The Participant's surviving parents in equal
                  shares;

                           9.9.3.4. The Participant's brothers and sisters, and
                  nephews and nieces who are children of deceased brothers and sisters, per stirpes; or

                           9.9.3.5. The Participant's estate.

                 The determination by the Administration Committee as to which persons, if any, qualify within the foregoing categories shall be final and conclusive upon all persons. Notwithstanding the preceding provisions of this Section, distribution made pursuant to this Section shall be made to the Participant's estate if the Administration Committee so determines in its discretion.

                  9.9.4. In the event that the deceased Participant was not a resident of California at the date of his death, the Administration Committee, in its discretion, may require the establishment of ancillary administration in California. In the event that a Participant shall



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

        predecease his Beneficiary and on the subsequent death of the Beneficiary a remaining distribution is payable under the applicable provisions of this Plan, the distribution shall be payable in the same order of priority categories as set forth above but determined with respect to the Beneficiary, subject to the same provisions concerning non-California residency, the unavailability of an estate representative and/or the absence of administration of the Beneficiary's estate as are applicable on the death of the Participant.

                  9.9.5. The Administration Committee shall not be required to authorize any payment to be made to any person following a Participant's death, whether or not such person has been designated by the Participant as a Beneficiary, if the Administration Committee determines that the Plan may be subject to conflicting claims in respect of said payment for any reason, including, without limitation, the designation or continuation of a designation of a Beneficiary other than the Participant's Spouse without the consent of such Spouse to the extent such consent is required by Section 401(a)(11) of the Code. In the event the Administration Committee determines in accordance with this Section not to make payment to a designated Beneficiary, the Administration Committee shall take such steps as it determines appropriate to resolve such potential conflict.

        9.10. FACILITY OF PAYMENT. If any payee under the Plan is a minor or if the Administration Committee reasonably believes that any payee is legally incapable of giving a valid receipt and discharge for any payment due him, the Administration Committee may have the payment, or any part thereof, made to the person (or persons or institution) whom it reasonably believes is caring for or supporting the payee, unless it has received due notice of claim therefor from a duly appointed guardian or committee of the payee. Any payment shall be a payment from the Accounts of the payee and shall, to the extent thereof, be a complete discharge of any liability under the Plan to the payee.

        9.11. PAYEE CONSENT. To the extent required to comply with Code Section 411(a)(11), the Administration Committee shall require each Participant or other payee to consent to any payment of a Participant's Accounts.

        9.12.  ADDITIONAL REQUIREMENTS FOR DISTRIBUTION.

                  9.12.1. The Administration Committee or Trustee, or both, may require the execution and delivery of such documents, papers and receipts as the Administration Committee or Trustee may determine necessary or appropriate in order to establish the fact of death of the deceased Participant and of the right and identity of any Beneficiary or other person or persons claiming any benefits under this Article 9.

                  9.12.2. The Administration Committee or the Trustee, or both, may, as a condition precedent to the payment of death benefits hereunder, require an inheritance tax release and/or such security as the Administration Committee or Trustee, or both, may deem appropriate as protection against possible liability for state or federal death taxes attributable to any death benefits.

                  9.12.3. Notwithstanding any other provision in this Article 9. regarding the time within which a Participant's Distributable Benefit will be paid, if, in the opinion of the Administration Committee there are or reasonably may be conflicting claims or other legal impediments to the payment of such Distributable Benefit to a payee, such payment may be delayed for so long as is necessary to resolve such conflict, potential conflict, or other legal impediment, but not beyond the date permitted by applicable law.

        9.13.  NOTICE OF RIGHT TO ELECT DIRECT ROLLOVER.

                  9.13.1. At least thirty (30) days, but not more than ninety
        (90) days, before an eligible rollover distribution is made, each Participant shall be given written notice of any right he may have to elect a direct rollover of his/her eligible rollover distribution in accordance with this Section 9.13.; provided, however, that a Participant who receives the notice may waive the thirty (30) day notice requirement by making an affirmative election to make or not to make a direct rollover of all or a portion of his distributable benefit.

                  9.13.2. To the extent required by Section 401(a)(31) of the Code a Participant whose Plan benefit becomes payable in an "eligible rollover distribution," as defined below, shall be entitled to make an election for a direct rollover of all or a portion of the taxable portion of such benefit to an "eligible retirement plan," as defined in below. For purposes of this Section 9.13., a Participant who makes a direct rollover election in accordance with this Section 9.13. shall be deemed to have received payment of his benefit as of the date payment is made from the Plan.

                  9.13.3. For purposes of this Section 9.13.,

                           9.13.3.1. an "eligible rollover distribution" shall
                  mean any distribution of all or any portion of a Participant's Plan benefit, except that an eligible rollover distribution shall not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities), and

                           9.13.3.2. an "eligible retirement plan" shall mean
                  any plan described in Code Section 402(c)(8)(B), the terms of which permit the acceptance of a direct transfer from a qualified plan.

                  9.13.4. A Participant's direct rollover election under this Section shall be made in accordance with rules and procedures established by the Committee and shall specify the dollar or percentage amount of the direct rollover, the name and address of the eligible retirement plan selected by the Participant and such additional information as the Committee deems necessary or appropriate in order to implement the Participant's election. It shall be the Participant's responsibility to confirm that the eligible retirement plan designated in the direct rollover election will accept the eligible rollover distribution. The Committee shall be entitled to effect the direct rollover based on its reasonable reliance on information provided by the Participant, and shall not be required to independently verify such information, unless it is clearly unreasonable not to do so.

                  9.13.5. If a Participant whose benefit becomes payable fails to file a direct rollover election with the Committee within sixty (60) days after receipt of the direct rollover notice, or if the Committee is unable to effect the rollover within a reasonable time after the election is filed with the Committee due to the failure of the Participant to take such actions as may be required by the eligible retirement plan before it will accept the rollover, the Participant's benefit shall be paid to him in accordance with applicable provisions of this Plan, after withholding any applicable income taxes and no direct rollover shall be made.

                  9.13.6. To the extent required by Section 401(a)(31) of the Code, if all or a portion of a Participant's benefit is payable to his surviving Spouse in an eligible rollover distribution, or to a former Spouse in accordance with a "qualified domestic relations order," such surviving Spouse or former Spouse shall be entitled to elect a direct rollover of all or a portion of such distribution to an individual retirement account or an individual retirement annuity in accordance with the provisions of this Section.

                                   ARTICLE 10.

                              VALUATION OF ACCOUNTS

        10.1. ALLOCATION OF PLAN EARNINGS OR LOSSES. As of each Valuation Date, the Administration Committee will determine the net investment gain or loss, after adjustment for applicable expenses, if any, of each Investment Fund since the immediately preceding Valuation Date.

        10.2. VALUE OF PARTICIPANT ACCOUNTS FOR DISTRIBUTION. For purposes of payment of a Participant's Distributable Benefit following a Severance for any reason, the value of a Participant's Accounts shall be determined in accordance with Section 10.1. and rules prescribed by the Administration Committee, subject, however, to the following provisions:

                 10.2.1. Subject to 10.2.2. below, in the case of any Severance including death, the value of a Participant's Accounts under the Plan shall be determined by reference to the Valuation Date immediately following both (i) the occurrence of an event entitling the Participant to a distribution, and (ii) the receipt by the Administration Committee of the properly completed application of the Participant (or his Beneficiary) for payment of the Participant's Distributable Benefit with respect to such event.

                 10.2.2. The value of a Participant's Accounts shall be increased or decreased (as appropriate) by any contributions, withdrawals or distributions properly allocable under the terms of this Plan to his Accounts that occurred on or after the applicable Valuation Date or which, for any other reason were not otherwise reflected in the valuation of his Accounts on such Valuation Date.


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                                   ARTICLE 11.

                    OPERATION AND ADMINISTRATION OF THE PLAN

        11.1.  PLAN ADMINISTRATION.

                 11.1.1. Authority to control and manage the operation and administration of the Plan shall be vested in the Western Digital Corporation Retirement Plan Committee (herein referred to as the "Administration Committee") as provided in this Article 11.

                 11.1.2. The Administration Committee shall have at least three members, all of whom shall be appointed by the Board of Directors and shall hold office until resignation, death or removal by the Board of Directors.

                 11.1.3. For purposes of ERISA Section 402(a), the members of the Administration Committee shall be the Named Fiduciaries of this Plan.

                 11.1.4. Notwithstanding the foregoing, a Trustee with whom Plan assets have been placed in trust or an Investment Manager appointed pursuant to Section 11.3. may be granted exclusive authority and discretion to manage and control all or any portion of the assets of the Plan in accordance with the terms of a Trust Agreement or investment management agreement, as applicable.

        11.2. ADMINISTRATION COMMITTEE POWERS. The Administration Committee shall have all powers necessary to supervise the administration of the Plan and control its operations. In addition to any powers and authority conferred on the Administration Committee elsewhere in the Plan or by law, the Administration Committee shall have, by way of illustration but not by way of limitation, the following powers and authority:

                 11.2.1. To allocate fiduciary responsibilities (other than trustee responsibilities) among the Named Fiduciaries and to designate one or more other persons to carry out fiduciary responsibilities (other than trustee responsibilities). However, no allocation or delegation under this Section 11.2. shall be effective until the person or persons to whom the responsibilities have been allocated or delegated agree to assume the responsibilities. The term "trustee responsibilities" as used herein shall have the meaning set forth in Section 405(c) of ERISA.

                 11.2.2. To designate agents to carry out responsibilities relating to the Plan, other than fiduciary responsibilities.

                 11.2.3. To employ such legal, actuarial, medical, accounting, clerical and other assistance as it may deem appropriate in carrying out

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

        the provisions of this Plan, including one or more persons to render advice with regard to any responsibility any Named Fiduciary or any other fiduciary may have under the Plan.

                 11.2.4. To establish rules and regulations from time to time for the conduct of the Administration Committee's business and the administration and effectuation of this Plan.

                 11.2.5. To administer, interpret, construe and apply this Plan and to decide all questions which may arise or which may be raised under this Plan by any Employee, Participant, former Participant, Beneficiary or other person whatsoever, including but not limited to all questions relating to eligibility to participate in the Plan, the amount of service of any Participant, and the amount of benefits to which any Participant or his Beneficiary may be entitled.

                 11.2.6. To determine the manner in which the assets of this Plan, or any part thereof, shall be disbursed.

                 11.2.7. To the extent provided in Section 7.1., to direct the investment of any portion of the Trust Fund that is not under the management and control of the Trustee or an Investment Manager.

                 11.2.8. To perform or cause to be performed such further acts as it may deem to be necessary, appropriate or convenient in the efficient administration of the Plan.

        Any action taken in good faith by the Administration Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon the Participants and their Beneficiaries. All discretionary powers conferred upon the Administration Committee shall be absolute. However, all discretionary powers shall be exercised in a uniform and nondiscriminatory manner.

        11.3. INVESTMENT MANAGER.

                  11.3.1. The Administration Committee, by action reflected in the minutes thereof, may appoint one or more Investment Managers, as defined in Section 3(38) of ERISA, to manage all or a portion of the assets of the Plan.

                  11.3.2. An Investment Manager shall discharge its duties in accordance with applicable law and in particular in accordance with
        Section 404(a)(l) of ERISA.

                  11.3.3. An Investment Manager, when appointed, shall have full power to manage the assets of the Plan for which it has responsibility,


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        and neither the Company, an Employer nor the Administration Committee
        shall thereafter have any responsibility for the management of those assets.

        11.4.  ADMINISTRATION COMMITTEE PROCEDURE.

                  11.4.1. A majority of the members of the Administration Committee as constituted at any time shall constitute a quorum, and any action by a majority of the members present at any meeting, or authorized by a majority of the members in writing without a meeting, shall constitute the action of the Administration Committee.

                  11.4.2. The Administration Committee may designate certain of its members as authorized to execute any document or documents on behalf of the Administration Committee, in which event the Administration Committee shall notify the Trustee of this action and the name or names of the designated members. The Trustee, Company, an Employer, Participants, Beneficiaries, and any other party dealing with the Administration Committee may accept and rely upon any document executed by the designated members as representing action by the Administration Committee until the Administration Committee shall file with the Trustee a written revocation of the authorization of the designated members.

        11.5.  COMPENSATION OF ADMINISTRATION COMMITTEE.

                  11.5.1. Members of the Administration Committee shall serve without compensation unless the Board of Directors shall otherwise determine. However, in no event shall any member of the Administration Committee who is an Employee receive compensation from the Plan for his services as a member of the Administration Committee.

                  11.5.2. All members shall be reimbursed by the Company for any necessary or appropriate expenditures incurred in the discharge of duties as members of the Administration Committee.

                  11.5.3. The compensation or fees, as the case may be, of all officers, agents, counsel, the Trustee, or other persons retained or employed by the Administration Committee shall be fixed by the Administration Committee.

        11.6. RESIGNATION AND REMOVAL OF MEMBERS. Any member of the Administration Committee may resign at any time by giving written notice to the other members and to the Company effective as therein stated. Any member of the Administration Committee may, at any time, be removed by the Board of Directors. If a member of the Administration Committee who is an Employee incurs a Severance, such person shall no longer be a member of the Administration Committee.


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        11.7.  APPOINTMENT OF SUCCESSORS.

                  11.7.1. Upon the death, resignation, or removal of any Administration Committee member, or other termination of a member's status as a member of the Administration Committee, the Board of Directors may appoint a successor.

                  11.7.2. Notice of appointment of a successor member shall be given by the Board of Directors in writing to the Trustee and to the members of the Administration Committee.

                  11.7.3. Upon termination, for any reason, of an Administration Committee member's status as a member of the Administration Committee, the member's status as a Named Fiduciary shall concurrently be terminated, and upon the appointment of a successor Administration Committee member the successor shall assume the status of a Named Fiduciary as provided in Section 11.1.

        11.8.  RECORDS.

                  11.8.1. The Administration Committee shall keep a record of all its proceedings and shall keep, or cause to be kept, all such books, accounts, records or other data as may be necessary or advisable in its judgment for the administration of the Plan and to properly reflect the affairs thereof.

                  11.8.2. However, nothing in this Section 11.8. shall require the Administration Committee or any member thereof to perform any act which, pursuant to law or the provisions of this Plan, is the responsibility of the Plan Administrator, nor shall this Section 11.8. relieve the Plan Administrator from such responsibility.

        11.9.  RELIANCE UPON DOCUMENTS AND OPINIONS.

                  11.9.1. The members of the Administration Committee, the Board of Directors, the Company, the Employer and any person delegated under the provisions hereof to carry out any fiduciary responsibilities under the Plan ("delegated fiduciary"), shall be entitled to rely upon any tables, valuations, computations, estimates, certificates and reports furnished by any consultant, or firm or corporation which employs one or more consultants, upon any opinions furnished by legal counsel, and upon any reports furnished by the Trustee. The members of the Administration Committee, the Board of Directors, the Company, the Employer and any delegated fiduciary shall be fully protected and shall not be liable in any manner whatsoever for anything done or action taken or suffered in reliance upon any such consultant or firm or corporation which employs one or more consultants, Trustee, or counsel.


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

                  11.9.2. Any and all such things done or actions taken or suffered by the Administration Committee, the Board of Directors, the Company, the Employer and any delegated fiduciary shall be conclusive and binding on all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.

                  11.9.3. The Administration Committee and any delegated fiduciary may, but are not required to, rely upon all records of the Company with respect to any matter or thing whatsoever, and may likewise treat those records as conclusive with respect to all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.

        11.10. REQUIREMENT OF PROOF. The Administration Committee or the Company may require satisfactory proof of any matter under this Plan from or with respect to any Employee, Participant, or Beneficiary, and no person shall acquire any rights or be entitled to receive any benefits under this Plan until the required proof shall be furnished.

        11.11. RELIANCE ON ADMINISTRATION COMMITTEE MEMORANDUM. Any person dealing with the Administration Committee may rely on and shall be fully protected in relying on a certificate or memorandum in writing signed by any Administration Committee member or other person so authorized, or by the majority of the members of the Administration Committee, as constituted as of the date of the certificate or memorandum, as evidence of any action taken or resolution adopted by the Administration Committee.

        11.12. MULTIPLE FIDUCIARY CAPACITY. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

        11.13. LIMITATION ON LIABILITY.

                  11.13.1. Except as provided in Part 4 of Title I of ERISA, no person shall be subject to any liability with respect to his duties under the Plan unless he acts fraudulently or in bad faith.

                  11.13.2. No person shall be liable for any breach of fiduciary responsibility resulting from the act or omission of any other fiduciary or any person to whom fiduciary responsibilities have been allocated or delegated, except as provided in Part 4 of Title I of ERISA.

                  11.13.3. No action or responsibility shall be deemed to be a fiduciary action or responsibility except to the extent required by ERISA.



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
        11.14. INDEMNIFICATION.

                  11.14.1. To the extent permitted by law, the Company shall indemnify each member of the Board of Directors and the Administration Committee, and any other Employee of the Company with duties under the Plan, against expenses (including any amount paid in settlement) reasonably incurred by him in connection with any claims against him by reason of his conduct in the performance of his duties under the Plan, except in relation to matters as to which he acted fraudulently or in bad faith in the performance of such duties. The preceding right of indemnification shall pass to the estate of such a person.

                  11.14.2. The preceding right of indemnification shall be in addition to any other right to which the Board member or Administration Committee member or other person may be entitled as a matter of law or otherwise.

        11.15. BONDING.

                  11.15.1. Except as is prescribed by the Board of Directors, as provided in Section 412 of ERISA, or as may be required under any other applicable law, no bond or other security shall be required by any member of the Administration Committee, or any other fiduciary under this Plan.

                  11.15.2. Notwithstanding the foregoing, for purposes of satisfying its indemnity obligations under Section 11.14., the Company may (but need not) purchase and pay premiums for one or more policies of insurance. However, this insurance shall not release the Company of its liability under the indemnification provisions.

        11.16. PROHIBITION AGAINST CERTAIN ACTIONS.

                  11.16.1. To the extent prohibited by law, in administering this Plan the Administration Committee shall not discriminate in favor of any class of Employees and particularly it shall not discriminate in favor of Highly Compensated Employees.

                  11.16.2. The Administration Committee shall not cause the Plan to engage in any transaction that constitutes a nonexempt prohibited transaction under Section 4975(c) of the Code or Section 406(a) of ERISA.

                  11.16.3. All individuals who are fiduciaries with respect to the Plan (as defined in Section 3(21) of ERISA) shall discharge their fiduciary duties in accordance with applicable law, and in particular, in accordance with the standards of conduct contained in Section 404 of ERISA.

        11.17. PLAN EXPENSES. All expenses incurred in the establishment, administration and operation of the Plan, including but not limited to the


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expenses incurred by the members of the Administration Committee in exercising their duties, shall be paid by the Company if not paid by the Trust Fund.


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                                   ARTICLE 12.

                        MERGER OF COMPANY; MERGER OF PLAN

        12.1. EFFECT OF REORGANIZATION OR TRANSFER OF ASSETS. In the event of a consolidation, merger, sale, liquidation, or other transfer of the operating assets of the Company to any other company, the ultimate successor or successors to the business of the Company shall automatically be deemed to have elected to continue this Plan in full force and effect, in the same manner as if the Plan had been adopted by resolution of its board of directors, unless the successor(s), by resolution of its board of directors, shall elect not to so continue this Plan in effect, in which case the Plan shall automatically be deemed terminated as of the applicable effective date set forth in the board resolution.

        12.2. MERGER RESTRICTION. Notwithstanding any other provision in this Article, this Plan shall not in whole or in part merge or consolidate with, or transfer its assets or liabilities to any other plan unless each affected Participant in this Plan would receive a benefit immediately after the merger, consolidation, or transfer (if the Plan then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).


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

                                   ARTICLE 13.

              PLAN TERMINATION AND DISCONTINUANCE OF CONTRIBUTIONS

        13.1. PLAN TERMINATION.

                  13.1.1. Subject to the following provisions of this Section 13.1., the Board of Directors may terminate the Plan and the Trust Agreements at any time by an instrument in writing executed in the name of the Administration Committee, and delivered to the Trustee.

                  13.1.2. The Plan and Trust Agreements may terminate if the Company merges into any other corporation, if as the result of the merger the entity of the Company ceases, and the Plan is terminated pursuant to the rules of Section 12.1.

                  13.1.3. Upon and after the effective date of the termination, an Employer shall not make any further contributions under the Plan and no contributions need be made by the Employer applicable to the Plan Year in which the termination occurs, except as may otherwise be required by applicable law.

                  13.1.4. The rights of all affected Participants to benefits accrued to the date of termination of the Plan, to the extent funded as of the date of termination, shall automatically become fully vested as of that date, to the extent required to comply with the requirements of Code Section 411.

        13.2. DISCONTINUANCE OF CONTRIBUTIONS.

                  13.2.1. In the event an Employer decides it is impossible or inadvisable for business reasons to continue to make Profit Sharing Contributions under the Plan, the Employer may discontinue contributions to the Plan. Upon and after the effective date of this discontinuance, the Employer shall not make any further Profit Sharing Contributions under the Plan and no Profit Sharing Contributions need be made by the Employer with respect to the Plan Year in which the discontinuance occurs, except as may otherwise be required by applicable law.

                  13.2.2. The discontinuance of Profit Sharing Contributions on the part of an Employer shall not terminate the Plan as to the funds and assets then held by the Trustee, or operate to accelerate any payments of distributions to or for the benefit of Participants or Beneficiaries, and the Trustee shall continue to administer the Trust Fund in accordance with the provisions of the Plan until all of the obligations under the Plan shall have been discharged and satisfied.


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

                  13.2.3. However, if this discontinuance of Profit Sharing Contributions shall cause the Plan to lose its status as a qualified plan under Code Section 401(a), the Plan shall be terminated in accordance with the provisions of this Article 13.

                  13.2.4. On and after the effective date of a complete discontinuance of an Employer's contributions, the rights of all affected Participants to benefits accrued to that date, to the extent funded as of that date, shall automatically become fully vested as of that date, to the extent required by Code Section 411.

        13.3. RIGHTS OF PARTICIPANTS. In the event of the termination of the Plan, for any cause whatsoever, all assets of the Plan, after payment of expenses, shall be used for the exclusive benefit of Participants and their Beneficiaries and no part thereof shall be returned to the Company, except as provided in Section 5.12. of this Plan.

        13.4. TRUSTEE'S DUTIES ON TERMINATION.

                  13.4.1. Upon the termination of the Plan, the Trustee shall proceed as soon as administratively practicable, but in any event within six months from the effective date, to reduce all of the assets of the Trust Fund to cash and/or common stock and other securities in such proportions as the Administration Committee shall determine (after approval by the Internal Revenue Service, if necessary or desirable, with respect to any portion of the assets of the Trust Fund held in common stock or securities of the Company).

                  13.4.2. After first deducting the estimated expenses for liquidation and distribution chargeable to the Trust Fund, and after setting aside a reasonable reserve for expenses and liabilities (absolute or contingent) of the Trust, the Administration Committee shall make required allocations of items of income and expense to the Accounts.

                  13.4.3. Following these allocations, the Trustee shall promptly, after receipt of appropriate instructions from the Administration Committee, distribute in accordance with Section 9.5. to each former Participant a benefit equal to the amount credited to his Accounts as of the date of completion of the liquidation.

                  13.4.4. The Trustee and the Administration Committee shall continue to function as such for such period of time as may be necessary for the winding up of this Plan and for the making of distributions in accordance with the provisions of this Plan.


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

                  13.4.5. Notwithstanding the foregoing, distributions to Participants upon Plan termination in accordance with this Section 13.4. shall not be made if the Employer establishes or maintains a "successor plan" as defined in regulations issued under Section 401(k)(10) of the Code. In the event benefits are not distributable upon the termination of the Plan, the Administration Committee shall direct the Trustee to transfer such benefits to the successor plan in accordance with regulations prescribed by the Secretary of the Treasury.

        13.5. PARTIAL TERMINATION.

                  13.5.1. In the event of a partial termination of the Plan within the meaning of Code Section 411(d)(3), the interests of affected Participants in the Trust Fund, as of the date of the partial termination, shall become nonforfeitable as of that date.

                  13.5.2. That portion of the assets of the Plan affected by the partial termination shall be used exclusively for the benefit of the affected Participants and their Beneficiaries, and no part thereof shall otherwise be applied.

                  13.5.3. With respect to Plan assets and Participants affected by a partial termination, the Administration Committee and the Trustee shall follow the same procedures and take the same actions prescribed in this Article 13. in the case of a total termination of the Plan.

        13.6. FAILURE TO CONTRIBUTE. The failure of an Employer to contribute to the Trust in any year, if contributions are not required under the Plan for that year, shall not constitute a complete discontinuance of contributions to the Plan.


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                                   ARTICLE 14.

                            APPLICATION FOR BENEFITS

        14.1. APPLICATION FOR BENEFITS. The Administration Committee may require any person claiming benefits under the Plan to submit an application therefor, together with such documents and information as the Administration Committee may require. In the case of any person suffering from a disability which prevents the claimant from making personal application for benefits, the Administration Committee may, in its discretion, permit another person acting on his behalf to submit the application.

        14.2. ACTION ON APPLICATION.

                  14.2.1. Within ninety days following receipt of an application and all necessary documents and information, the Administration Committee's authorized delegate reviewing the claim (the "Claims Administrator") shall furnish the claimant with written notice of the decision rendered with respect to the application.

                  14.2.2. In the case of a denial of the claimant's application, the written notice shall set forth:

                           14.2.2.1. The specific reasons for the denial, with
                  reference to the Plan provisions upon which the denial is based;

                           14.2.2.2. A description of any additional information
                  or material necessary for perfection of the application (together with an explanation why the material or information is necessary); and

                           14.2.2.3. An explanation of the Plan's claim review
                  procedure.

                  14.2.3. A claimant who wishes to contest the denial of his application for benefits by the Claims Administrator or to contest the amount of benefits payable to him shall follow the procedures for an appeal of benefits as set forth in Section 14.3. below, and shall exhaust such administrative procedures prior to seeking any other form of relief.

        14.3. APPEALS.

                  14.3.1. A claimant who does not agree with the decision rendered by the Claims Administrator with respect to his application may appeal the decision to the Administration Committee.

                  14.3.2. The appeal shall be made, in writing, within sixty-five days after the date of notice of the decision with respect to the application.


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

                  14.3.3. If the application has neither been approved nor denied within the ninety-day period provided in Section 14.2. above, then the appeal shall be made within sixty-five days after the expiration of the ninety-day period.

                  14.3.4. The claimant may request that his application be given full and fair review by the Administration Committee. The claimant may review all pertinent documents and submit issues and comments in writing in connection with the appeal.

                  14.3.5. The decision of the Administration Committee shall be made promptly, and not later than sixty days after the Administration Committee's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty days after receipt of a request for review.

                  14.3.6. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant with specific reference to the pertinent Plan provisions upon which the decision is based.


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

                                   ARTICLE 15.

                          LIMITATIONS ON CONTRIBUTIONS

        15.1. GENERAL RULE.

                  15.1.1. Notwithstanding anything to the contrary contained in this Plan the total Annual Additions under this Plan to a Participant's Plan Accounts for any Plan Year shall not exceed the lesser of:

                           15.1.1.1. Thirty Thousand Dollars ($30,000) (or if
                  greater, one-fourth (1/4) of the defined benefit dollar limitation set forth in Section 415(b) of the Code as in effect for the Limitation Year); or

                           15.1.1.2. Twenty-five percent of the Participant's
                  total Compensation from the Employer and any Affiliated Companies for the year, excluding amounts otherwise treated as Annual Additions under Section 15.2.1.

                  15.1.2. For purposes of this Article 15., the Employer has elected a "Limitation Year" corresponding to the Plan Year.

        15.2. ANNUAL ADDITIONS.

                  15.2.1. For purposes of Section 15.1., the term "Annual Additions" shall mean, for any Plan Year, the sum of (i) the amount credited to the Participant's Accounts from Profit Sharing Contributions for such Plan Year; (ii) any Employee contributions for the Plan Year; and (iii) any amounts described in Sections 415(l)(1) or 419(A)(d)(2) of the Code. The term "Employee Contributions," for purposes of the preceding sentence, shall mean amounts considered contributed by the Employee and which do not qualify for tax deferral treatment under
        Section 401(k) of the Code.

                  15.2.2. Notwithstanding anything to the contrary in this Section, the Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee contributions as Annual Additions.

        15.3. OTHER DEFINED CONTRIBUTION PLANS. If the Employer or an Affiliated Company is contributing to any other defined contribution plan (as defined in Section 415(i) of the Code) for its Employees, some or all of whom may be Participants in this Plan, then contributions to the other plan shall be aggregated with contributions under this Plan for the purposes of applying the limitations of Section 15.1.


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

        15.4. COMBINED PLAN LIMITATION (DEFINED BENEFIT PLAN). In the event a Participant hereunder also is a participant in any qualified defined benefit plan (within the meaning of Section 415(k) of the Code) of the Employer or an Affiliated Company, then the benefit payable under such defined benefit plan, or any of them, shall be reduced for so long and to the extent necessary to provide that the sum of the "defined benefit fraction" and the "defined contribution fraction" for any Plan Year, as defined below, shall not exceed 1.

                  15.4.1. "Defined Benefit Fraction" shall be a fraction, the numerator of which is the projected benefit of a Participant under all qualified defined benefit plans adopted by the Employer or an Affiliated Company expressed as either an annual straight life annuity or a qualified joint and survivor annuity providing the maximum permissible survivor benefit (determined as of the close of the Plan Year), and the denominator of which is the lesser of (i) the maximum dollar amount otherwise allowable for such Plan Year under applicable law times 1.25 or (ii) the percentage of compensation limit for such Plan Year times 1.4.

                  15.4.2. "Defined Contribution Fraction" shall be a fraction, the numerator of which is the sum of the annual addition of the Participant's account under this Plan and any other defined contribution plans adopted by the Employer or an Affiliated Company for each Plan Year, and the denominator of which is the lesser for each such Plan Year of (i) maximum Annual Addition which could have been made under this Plan and any other defined contribution plans adopted by the Employer or an Affiliated Company for such Plan Year and for each prior Plan Year of service with the Employer or an Affiliated Company times 1.25 or (ii) the amount determined under the percentage of compensation limit for such Plan Year times 1.4.

        15.5. ADJUSTMENTS FOR EXCESS ANNUAL ADDITIONS. In general, Annual Additions for any Plan Year under this Plan and any other defined contribution plan (as defined in Code Section 414(i)) or defined benefit plan (as defined in Code Section 414(j)) maintained by the Employer or an Affiliated Company will be determined so as to avoid Annual Additions in excess of the limitations set forth in Sections 15.1. through 15.4. However, if as a result of a reasonable error in estimating the amount of the Annual Additions to a Participant's Accounts under this Plan, such Annual Additions (after giving effect to the maximum permissible adjustments under the other plans) exceed the applicable limitations described in Sections 15.1. through 15.4., such excess Annual Additions shall be corrected as follows:

                  15.5.1. If the Participant made any voluntary after-tax contributions to this or any other defined contribution plan that is maintained by the Employer or an Affiliated Company, which after-tax contributions were not matched by matching contributions, within the meaning of Code Section 401(m), such after-tax contributions shall be



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

        returned to the Participant to the extent of any excess Annual
        Additions.

                  15.5.2. If excess Annual Additions remain after the application of the above rule, if the Participant made any Pre-Tax Contributions to this or any other defined contribution plan that is maintained by the Employer or an Affiliated Company, which Pre-Tax Contributions were not matched by matching contributions, within the meaning of Code Section 401(m), such Pre-Tax Contributions shall be returned to the Participant to the extent of any excess Annual Additions.

                  15.5.3. If excess Annual Additions remain after the application of the above rule, if the Participant made any after-tax contributions to this or any other defined contribution plan that is maintained by the Employer or an Affiliated Company, which after-tax contributions were matched by matching contributions, within the meaning of Code Section 401(m), any such after-tax contributions shall be returned to the Participant and any matching contributions attributable thereto shall be reduced to the extent necessary to eliminate any remaining excess Annual Additions.

                  15.5.4. If excess Annual Additions remain after the application of the above rule, if the Participant made any Pre-Tax Contributions to this or any other defined contribution plan that is maintained by the Employer or an Affiliated Company, which Pre-Tax Contributions were matched by matching contributions, within the meaning of Code Section 401(m), any such Pre-Tax Contributions shall be returned to the Participant and any matching contributions attributable thereto shall be reduced to the extent necessary to eliminate any remaining excess Annual Additions.

                  15.5.5. If excess Annual Additions remain after the application of the above rule, any other Profit Sharing Contributions shall be reduced to the extent necessary to eliminate any remaining excess Annual Additions.

        15.6. DISPOSITION OF EXCESS PROFIT SHARING CONTRIBUTION AMOUNTS. Any excess Annual Additions attributable to Profit Sharing Contributions on behalf of a Participant for any Plan Year, other than Pre-Tax Contributions returned to the Participant in accordance with Section 15.5., shall be held unallocated in a suspense account for the Plan Year and applied to reduce the Profit Sharing Contributions for the succeeding Plan Year, or Years, if necessary. No investment gains or losses shall be allocated to a suspense account established for this purpose.

        15.7. AFFILIATED COMPANY. For purposes of this Article 15., the status of an entity as an Affiliated Company shall be determined by reference to the percentage tests set forth in Code Section 415(h).


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

                                   ARTICLE 16.

                            RESTRICTION ON ALIENATION

        16.1. GENERAL RESTRICTIONS AGAINST ALIENATION.

                  16.1.1. The interest of any Participant or Beneficiary in the income, benefits, payments, claims or rights hereunder, or in the Trust Fund shall not in any event be subject to sale, assignment, hypothecation, or transfer. Each Participant and Beneficiary is prohibited from anticipating, encumbering, assigning, or in any manner alienating his or her interest under the Trust Fund, and is without power to do so, except as may otherwise be provided for in the Trust Agreement. The interest of any Participant or Beneficiary shall not be liable or subject to his debts, liabilities, or obligations, now contracted, or which may be subsequently contracted. The interest of any Participant or Beneficiary shall be free from all claims, liabilities, bankruptcy proceedings, or other legal process now or hereafter incurred or arising; and the interest or any part thereof, shall not be subject to any judgment rendered against the Participant or Beneficiary.

                  16.1.2. In the event any person attempts to take any action contrary to this Article 16., that action shall be void and the Company, the Employer, the Administration Committee, the Trustees and all Participants and their Beneficiaries, may disregard that action and are not in any manner bound thereby, and they, and each of them separately, shall suffer no liability for any disregard of that action, and shall be reimbursed on demand out of the Trust Fund for the amount of any loss, cost or expense incurred as a result of disregarding or of acting in disregard of that action.

                  16.1.3. The preceding provisions of this Section 16.1. shall be interpreted and applied by the Administration Committee in accordance with the requirements of Code Section 401(a)(13) as construed and interpreted by authoritative judicial and administrative rulings and regulations.

        16.2. NONCONFORMING DISTRIBUTIONS UNDER COURT ORDER.

                  16.2.1. In the event that a court with jurisdiction over the Plan and the Trust Fund shall issue an order or render a judgment requiring that all or part of a Participant's interest under the Plan and in the Trust Fund be paid to a spouse, former spouse and/or children of the Participant by reason of or in connection with the marital dissolution and/or marital separation of the Participant and the spouse, and/or some other similar proceeding involving marital rights and property interests, then notwithstanding the provisions of Section 16.1. the Administration Committee may, in its absolute discretion, direct the applicable Trustee to comply with that court order or judgment and distribute assets of the Trust Fund in accordance therewith.

                  16.2.2. The Administration Committee's decision with respect to compliance with any such court order or judgment shall be made in its absolute discretion and shall be binding upon the Trustee and all Participants and their Beneficiaries, provided, however, that the Administration Committee in the exercise of its discretion shall not make payments in accordance with the terms of an order which is not a qualified domestic relations order or which the Administration Committee determines would jeopardize the continued qualification of the Plan and Trust under Section 401 of the Code. Nothing in this Plan shall prevent the Administration Committee from honoring a domestic relations order as a qualified domestic relations order solely because it requires payment to an alternate payee prior to the date the Participant attains age fifty (50).

                  16.2.3. Neither the Plan, the Company, an Employer, the Administration Committee nor the Trustee shall be liable in any manner to any person, including any Participant or Beneficiary, for complying with any such court order or judgment.

                  16.2.4. Nothing in this Section 16.2. shall be interpreted as placing upon the Company, an Employer, the Administration Committee or any Trustee any duty or obligation to comply with any such court order or judgment. The Administration Committee may, if in its absolute discretion it deems it to be in the best interests of the Plan and the Participants, determine that any such court order or judgment shall be resisted by means of judicial appeal or other available judicial remedy, and in that event the Trustee shall act in accordance with the Administration Committee's directions.

                  16.2.5. The Administration Committee shall adopt procedures and provide notifications to a Participant and alternate payees in connection with a qualified domestic relations order, to the extent required under Code Section 414(p).


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

                                   ARTICLE 17.

                                 PLAN AMENDMENTS

        17.1. AMENDMENTS. The Company, acting through its Board of Directors may at any time, and from time to time, amend the Plan by an instrument in writing executed in the name of the Company and delivered to the applicable Trustee. Notwithstanding the foregoing, no amendment shall be made at any time, the effect of which would be:

                  17.1.1. To cause any assets of the Trust Fund to be used for or diverted to purposes other than providing benefits to the Participants and their Beneficiaries, and defraying reasonable expenses of administering the Plan, except as provided in Section 5.12.;

                  17.1.2. To have any retroactive effect so as to deprive any Participant or Beneficiary of any accrued benefit to which he would be entitled under this Plan if his employment were terminated immediately before the amendment, to the extent so doing would contravene Code
        Section 411(d)(6);

                  17.1.3. To eliminate or reduce a subsidy or early retirement benefit or an optional form of benefit to the extent so doing would contravene Code Section 411(d)(6); or

                  17.1.4. To increase the responsibilities or liabilities of a Trustee or an Investment Manager without his written consent.


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

                                   ARTICLE 18.

                                  MISCELLANEOUS

        18.1. NO ENLARGEMENT OF EMPLOYEE RIGHTS.

                  18.1.1. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company or any Employer and any Employee, or to be consideration for, or an inducement to, or a condition of, the employment of any Employee.

                  18.1.2. Nothing contained in this Plan or the Trust shall be deemed to give any Employee the right to be retained in the employ of the Company or an Employer or to interfere with the right of the Company or an Employer to discharge or retire any Employee at any time.

                  18.1.3. No Employee, nor any other person, shall have any right to or interest in any portion of the Trust Fund other than as specifically provided in this Plan.

        18.2. MAILING OF PAYMENTS; LAPSED BENEFITS.

                  18.2.1. All payments under the Plan shall be delivered in person or mailed to the last address of the Participant (or, in the case of the death of the Participant, to the last address of any other person entitled to such payments under the terms of the Plan) furnished pursuant to Section 18.3. below.

                  18.2.2. In the event that a benefit is payable under this Plan to a Participant or any other person and after reasonable efforts such person cannot be located for the purpose of paying the benefit for a period of three (3) consecutive years, the benefit shall be forfeited and as soon thereafter as practicable shall be applied to reduce contributions by the Employer who was the Employer of the Participant as of the Participant's Severance Date. In the event any person entitled to payment of a benefit that has been forfeited in accordance with this
        Section 18.2. submits a claim for such benefit, payment shall be made to such person out of current forfeitures, or if necessary, such Employer shall make an additional contribution for purposes of paying such benefit.

                  18.2.3. For purposes of this Section 18.2., the term "Beneficiary" shall include any person entitled under Section 9.9. to receive the interest of a deceased Participant or deceased designated Beneficiary. It is the intention of this provision that the benefit will be distributed to an eligible Beneficiary in a lower priority category under Section 9.9. if no eligible Beneficiary in a higher priority category can be located by the Administration Committee after reasonable efforts have been made.

                  18.2.4. The Accounts of a Participant shall continue to be maintained until the amounts in the Accounts are paid to the Participant or his Beneficiary. Notwithstanding the foregoing, in the event that the Plan is terminated, the following rules shall apply:

                           18.2.4.1. All Participants (including Participants
                  who have not previously claimed their benefits under the Plan) shall be notified of their right to receive a distribution of their interests in the Plan;

                           18.2.4.2. All Participants shall be given a
                  reasonable length of time, which shall be specified in the notice, in which to claim their benefits;

                           18.2.4.3. All Participants (and their Beneficiaries)
                  who do not claim their benefits within the designated time period shall be presumed to be dead. The Accounts of such Participants shall be forfeited at such time. These forfeitures shall be disposed of according to rules prescribed by the Administration Committee, which rules shall be consistent with applicable law.

                           18.2.4.4. The Administration Committee shall
                  prescribe such rules as it may deem necessary or appropriate with respect to the notice and forfeiture rules stated above.

                  18.2.5. Should it be determined that the preceding rules relating to forfeiture of benefits upon Plan termination are inconsistent with any of the provisions of the Code and/or ERISA, these provisions shall become inoperative without the need for a Plan amendment and the Administration Committee shall prescribe rules that are consistent with the applicable provisions of the Code and/or ERISA.

        18.3. ADDRESSES. Each Participant shall be responsible for furnishing the Administration Committee with his correct current address and the correct current name and address of his Beneficiary or Beneficiaries.

        18.4. NOTICES AND COMMUNICATIONS.

                  18.4.1. All applications, notices, designations, elections, and other communications from Participants shall be in writing, on forms prescribed by the Administration Committee and shall be mailed or delivered to the office designated by the Administration Committee, and shall be deemed to have been given when received by that office. Notwithstanding the foregoing, to the extent permitted by applicable law, and not inconsistent with the terms of the Plan, the Committee may make a telephonic communication or other electronic filing method available to Participants for certain elections, designations or applications for benefits under this Plan.

                  18.4.2. Each notice, report, remittance, statement and other communication directed to a Participant or Beneficiary shall be in writing and may be delivered in person or by mail. An item shall be deemed to have been delivered and received by the Participant when it is deposited in the United States Mail with postage prepaid, addressed to the Participant or Beneficiary at his last address of record with the Administration Committee.

        18.5. REPORTING AND DISCLOSURE. The Plan Administrator shall be responsible for the reporting and disclosure of information required to be reported or disclosed by the Plan Administrator pursuant to ERISA or any other applicable law.

        18.6. INTERPRETATION.

                  18.6.1. Article and Section headings are for convenient reference only and shall not be deemed to be part of the substance of this instrument or in any way to enlarge or limit the contents of any Article or Section. Unless the context clearly indicates otherwise, masculine gender shall include the feminine, and the singular shall include the plural and the plural the singular.

                  18.6.2. The provisions of this Plan shall in all cases be interpreted in a manner that is consistent with this Plan satisfying the requirements (of Code Sections 401(a) and 401(k) and related statutes) for qualification as a qualified cash or deferred arrangement.

        18.7. WITHHOLDING FOR TAXES. Any payments out of the Trust Fund may be subject to withholding for taxes as may be required by any applicable federal or state law.

        18.8. LIMITATION ON COMPANY AND EMPLOYER; ADMINISTRATION COMMITTEE AND TRUSTEE LIABILITY. Any benefits payable under this Plan shall be paid or provided for solely from the Trust Fund and neither the Company, the Employer, the Administration Committee nor the Trustee assume any responsibility for the sufficiency of the assets of the Trust to provide the benefits payable hereunder.

        18.9. SUCCESSORS AND ASSIGNS. This Plan and the Trust established hereunder shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

        18.10. COUNTERPARTS. This Plan document may be executed in any number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

                                   ARTICLE 19.

                              TOP-HEAVY PLAN RULES

        19.1. APPLICABILITY.

                  19.1.1. Notwithstanding any provision in this Plan to the contrary, the provisions of this Article 19. shall apply in the case of any Plan Year in which the Plan is determined to be a Top-Heavy Plan under the rules of Section 19.3.

                  19.1.2. Except as is expressly provided to the contrary, the rules of this Article 19. shall be applied after the application of the Affiliated Company rules of Code Section 414.

        19.2. DEFINITIONS.

                  19.2.1. For purposes of this Article 19., the term "Key Employee" shall mean any Employee or former Employee who, at any time during the Plan Year or any of the four (4) preceding Plan Years, is or was --

                           19.2.1.1. An officer of the Employer having an annual
                  compensation greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for this Plan Year. However, no more than fifty (50) Employees (or, if lesser, the greater of three (3) or ten percent (10%) of the Employees) shall be treated as officers;

                           19.2.1.2. One of the ten (10) employees having annual
                  compensation from the Employer of more than the limitation in effect under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Employer. For this purpose, if two (2) Employees have the same interest in the Employer, the employee having greater annual compensation from the Employer shall be treated as having a larger interest;

                           19.2.1.3. A Five Percent Owner of the Employer; or

                           19.2.1.4. A One Percent Owner of the Employer having
                  an annual compensation from the Employer of more than one hundred fifty thousand dollars ($150,000).

                  19.2.2. For purposes of this Section 19.2., the term "Five Percent Owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer. The rules of Subsections (b), (c), and (m) of Code Section 414 shall not apply for purposes of applying these ownership rules. Thus, this ownership test shall be applied separately with respect to every Affiliated Company.

                  19.2.3. For purposes of this Section 19.2., the term "One Percent Owner" means any person who would be described in Subsection
        19.2.2. if "one percent (1%)" were substituted for "five percent (5%)" each place where it appears therein.

                  19.2.4. For purposes of this Section 19.2., the rules of Code
        Section 318(a)(2)(C) shall be applied by substituting "five percent (5%)" for "fifty percent (50%)."

                  19.2.5. For purposes of this Article 19., the term "Non-Key Employee" shall mean any Employee who is not a Key Employee.

                  19.2.6. For purposes of this Article 19., the terms "Key Employee" and "Non-Key Employee" include their Beneficiaries.

        19.3. TOP-HEAVY STATUS.

                  19.3.1. The term "Top-Heavy Plan" means, with respect to any Plan Year --

                           19.3.1.1. Any defined benefit plan if, as of the
                  Determination Date, the present value of the cumulative accrued benefits under the Plan for Key Employees exceeds sixty percent (60%) of the present value of the cumulative accrued benefits under the plan for all Employees, and

                           19.3.1.2. Any defined contribution plan if, as of the
                  Determination Date, the aggregate of the account balances of Key Employees under the Plan exceeds sixty percent (60%) of the present value of the aggregate of the account balances of all Employees under the plan.

                  For purposes of this Subsection 19.3.1., the term "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year. In the case of the first Plan Year of any plan, the term "Determination Date" shall mean the last day of that Plan Year.

                  The present value of account balances under a defined contribution plan shall be determined as of the most recent valuation date. The present value of accrued benefits under a defined benefit plan shall be determined as of the same valuation date as used for computing plan costs for minimum funding. The present value of the cumulative accrued benefits of a Non-Key Employee shall be determined under either:

                           19.3.1.3. the method, if any, that uniformly applies
                  for accrual purposes under all plans maintained by affiliated companies, within the meaning of Code Sections 414(b), (c),
                  (m) or (o); or

                           19.3.1.4. if there is no such method, as if such
                  benefit accrued not more rapidly than the lowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.

                  19.3.2. Each plan maintained by the Employer required to be included in an Aggregation Group shall be treated as a Top-Heavy Plan if the Aggregation Group is a Top-Heavy Group. If the Aggregation Group is not a Top-Heavy Group no plan in such group shall be a Top-Heavy Plan.

                           19.3.2.1. The term "Aggregation Group" means --

                                    19.3.2.1.1. Each Plan of the Employer in
                           which a Key Employee is a Participant, and

                                    19.3.2.1.2. Each other plan of the Employer
                           which enables any plan described in Subparagraph
                           19.3.2.1.1. to meet the requirements of Code Sections 401(a)(4) or 410.

                  Also, any plan not required to be included in an Aggregation Group under the preceding rules may be treated as being part of such group if the group would continue to meet the requirements of Code Sections 401(a)(4) and 410 with the plan being taken into account.

                           19.3.2.2. The term "Top-Heavy Group" means any
                  Aggregation Group if the sum (as of the Determination Date) of
                  --

                                    19.3.2.2.1. The present value of the
                           cumulative accrued benefits for Key Employees under all defined benefit plans included in the group, and

                                    19.3.2.2.2. The aggregate of the account
                           balances of Key Employees under all defined contribution plans included in the group exceeds sixty percent (60%) of a similar sum determined for all Employees.

                           19.3.2.3. For purposes of determining --

                                    19.3.2.3.1. The present value of the
                           cumulative accrued benefit of any Employee, or

                                    19.3.2.3.2. The amount of the account
                           balance of any Employee,

        such present value or amount shall be increased by the aggregate distributions made with respect to the Employee under the plan during the five (5) year period ending on the Determination Date. The preceding rule shall also apply to distributions under a terminated plan which, if it had not been terminated, would have been required to be included in an Aggregation Group. Also, any rollover contribution or similar transfer initiated by the Employee and made after December 31, 1983 to a plan shall not be taken into account with respect to the transferee plan for purposes of determining whether such plan is a Top-Heavy Plan (or whether any Aggregation Group which includes such plan is a Top-Heavy Group).

                  19.3.3. If any individual is a Non-Key Employee with respect to any plan for any Plan Year, but the individual was a Key Employee with respect to the plan for any prior Plan Year, any accrued benefit for the individual (and the account balance of the individual) shall not be taken into account for purposes of this Section 19.3.

                  19.3.4. If any individual has not performed any services for the Employer at any time during the five (5) year period ending on the Determination Date, any accrued benefit for such individual (and the account balance of the individual) shall not be taken into account for purposes of this Section 19.3.

        19.4. MINIMUM CONTRIBUTIONS. For each Plan Year in which the Plan is Top-Heavy, the minimum contributions for that year shall be determined in accordance with the rules of this Section 19.4.

                  19.4.1. Except as provided below, the minimum contribution (excluding amounts deferred under a cash or deferred arrangement under Section 401(k) of the Code and any Profit Sharing Contributions taken into account under Section 401(k)(3) or 401(m)(3) of the Code) for each Non-Key Employee who has not separated from service as of the last day of the Plan Year shall be not less than three percent (3%) of his Compensation, regardless of whether the Non-Key Employee has less than 1,000 Hours of Service during such Plan Year or elected to make Pre-Tax Contributions to the Plan for such year.

                  19.4.2. Subject to the following rules of this Subsection 19.4.2., the percentage set forth in Subsection 19.4.1. above shall not be required to exceed the percentage at which contributions (including amounts deferred under a cash or deferred arrangement under Section 401(k) of the Code and any Profit Sharing Contributions taken into account under Section 401(k)(3) or 401(m)(3) of the Code) are made (or are required to be made) under the Plan for the year for the Key Employee for whom the percentage is the highest for the year. This determination shall be made by dividing the contributions for each Key Employee by so much of his total compensation for the year as does not exceed two hundred thousand dollars ($200,000), as adjusted in accordance with Code Section 401(a)(17). For purposes of this Subsection 19.4.2., all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. However, the rules of this Subsection 19.4.2. shall not apply to any plan required to be included in an Aggregation Group if the plan enables a defined benefit plan to meet the requirements of Code Sections 401(a)(4) or 410.

                  19.4.3. The requirements of this Section 19.4. must be satisfied without taking into account contributions under chapter 2 or 21 of the Code, title II of the Social Security Act, or any other Federal or State law.

                  19.4.4. In the event a Participant is covered by both a defined contribution and a defined benefit plan maintained by the Employer, both of which are determined to be Top Heavy Plans, the defined benefit minimum, offset by the benefits provided under the defined contribution plan, shall be provided under the defined benefit plan.

                  19.4.5. In no instance may the Plan take into account an Employee's compensation in excess of the first two hundred thousand dollars ($200,000) (or such greater amount as may be permitted pursuant to Section 401(a)(17) of the Code). For purposes of this Section 19.4., an Employee's Compensation shall be as defined in Section 2.9. for purposes of Article 14.

        19.5. MAXIMUM ANNUAL ADDITION.

                  19.5.1. Except as set forth below, in the case of any Top-Heavy Plan the rules of Code Section 415(e)(2)(B) and (3)(B) shall be applied by substituting "1.0" for "1.25."

                  19.5.2. The rule set forth in Subsection 19.5.1. above shall not apply if the requirements of both Paragraphs 19.5.2.1. and 19.5.2.2., below, are satisfied.

                           19.5.2.1.  The requirements of this Paragraph
                  19.5.2.1. are satisfied if the rules of Subsection 19.5.1. above would be satisfied after substituting "four percent (4%)" for "three percent (3%)" where it appears therein with respect to participants covered only under a defined contribution plan.

                           19.5.2.2.  The requirements of this Paragraph
                  19.5.2.2. are satisfied if the Plan would not be a Top-Heavy

                  Plan if "ninety percent (90%)" were substituted for "sixty percent (60%)" each place it appears in Section 19.3.1.

                  19.5.3. The rules of Subsection 19.5.1. shall not apply with respect to any Employee as long as there are no --

                           19.5.3.1. Profit Sharing Contributions, forfeitures,
                  or voluntary nondeductible contributions allocated to the Employee under a defined contribution plan maintained by the Employer, or

                           19.5.3.2. Accruals by the Employee under a defined
                  benefit plan maintained by the Employer.

        19.6. VESTING RULES. In the event that the Plan is determined to be Top-Heavy in accordance with the rules of this Article 19., then the vested status of each Non-Key Employee as of such date shall not be less than as determined under the vesting schedule set forth below:

              Years of Service               Vested Interest
              ----------------               ---------------
                     2                             20%
                     3                             40%
                     4                             60%
                     5                             80%
                 6 or more                        100%

        If the Plan ceases to be a Top-Heavy Plan for any Plan Year, the election in Section 8.3. shall apply.

        19.7. NON-ELIGIBLE EMPLOYEES. The rules of this Article 19. shall not apply to any Employee included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and the employer or employers.

        IN WITNESS WHEREOF, in order to record the adoption of this amendment and restatement of the Plan, WESTERN DIGITAL CORPORATION has caused this instrument to be executed by its duly authorized officer this twenty-eighth day of June, 1995.

                                     WESTERN DIGITAL CORPORATION

                                     By:  Michael A. Cornelius
                                         -------------------------------------

                                     Title:  Vice President, Law and Secretary
                                            ----------------------------------

                           WESTERN DIGITAL CORPORATION
                         SAVINGS AND PROFIT SHARING PLAN

                                    EXHIBIT A

                    Summary of Service and Compensation Rules
                  For Adopting Employer and Acquired Companies

PARTICIPATING EMPLOYERS:

Adaptive Data Systems, Inc.

        With respect to employees of Adaptive Data Systems, Inc:

                  (a) Hours of Service for calculating Years of Eligibility Service include all hours of employment with Adaptive Data Systems, Inc. even if such hours precede August 20, 1986.

                  (b) Hours of Service for calculating Years of Vesting Service include all hours of employment with Adaptive Data Systems, Inc. even if such hours precede August 20, 1986.

                  (c) Each Eligible Employee of Adaptive Data Systems, Inc. will become a Participant on the later of the date he is hired at Adaptive Data Systems, Inc. or August 20, 1986.

                  (d) Each employee of Adaptive Data Systems, Inc. who becomes a Participant on August 20, 1986 will first be eligible to make Pretax Deferrals on the later of:

                           (i) the first day of the month that coincides with or
                  immediately follows the date he completes one Year of Eligibility Service; or

                           (ii) August 20, 1986.

                  (e) Compensation will be limited to Compensation paid to an individual while he is a Participant.

Faraday Electronics, Inc.

        With respect to employees of Faraday Electronics, Inc:

                  (a) Hours of Service for calculating Years of Eligibility Service include all hours of employment with Faraday Electronics, Inc. even if such hours precede July 1, 1987.

                  (b) Hours of Service for calculating Years of Vesting Service include all hours of employment with Faraday Electronics, Inc. even if such hours precede July 1, 1987.

                  (c) Each Eligible Employee of Faraday Electronics, Inc. will become a Participant on the later of the date he is hired at Faraday Electronics, Inc. or July 1, 1987.

                  (d) Each employee of Faraday Electronics, Inc. who becomes a Participant on July 1, 1987 will first be eligible to make Pretax Deferrals on the later of:

                           (i) the first day of the month that coincides with or
                  immediately follows the date he completes one Year of Eligibility Service; or

                           (ii) July 1, 1987.

                  (e) Compensation will be limited to Compensation paid to an individual while he is a Participant.

Paradise Systems, Inc.

        With respect to employees of Paradise Systems, Inc.:

                  (a) Hours of Service for calculating Years of Eligibility Service include all hours of employment with Paradise Systems, Inc. even if such hours precede December 1, 1986.

                  (b) Hours of Service for calculating Years of Vesting Service include all hours of employment with Paradise Systems, Inc. even if such hours precede December 1, 1986.

                  (c) Each Eligible Employee of Paradise Systems, Inc. will become a Participant on the later of the date he is hired at Paradise Systems, Inc. or December 1, 1986.

                  (d) Each employee of Paradise Systems, Inc. who becomes a Participant on December 1, 1986 will first be eligible to make Pretax Deferrals on the later of:

                           (i) the first day of the month that coincides with or
                  immediately follows the date he completes one Year of Eligibility Service; or

                           (ii) December 1, 1986.

                  (e) Compensation will be limited to Compensation paid to an individual while he is a Participant.

Verticom, Inc.

        With respect to employees of Verticom, Inc.:

                  (a) Hours of Service for calculating Years of Eligibility Service and months of employment include all hours of employment with Verticom, Inc. even if such hours precede September 1, 1988.


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

                  (b) Hours of Service for calculating Years of Vesting Service include all hours of employment with Verticom, Inc. even if such hours precede September 1, 1988.

                  (c) Each Eligible Employee of Verticom, Inc., will become a Participant on the later of the date he is hired at Verticom, Inc. or September 1, 1988.

                  (d) Each employee of Verticom, Inc. who becomes a Participant on September 1, 1988 will first be eligible to make Pretax Deferrals on the later of:

                           (i) the date he meets the requirements of Section
                  2.01(c) of the Predecessor Plan; or

                           (ii) September 1, 1988.

                  (e) Notwithstanding (c) above, an Eligible Employee who was a participant in the salary deferral plan sponsored by Verticom, Inc. on August 31, 1988 and who was making salary deferrals under the terms of such plan on August 31, 1988 will be eligible to make Pretax Deferrals under this Plan pursuant to Section 3.01 of the Predecessor Plan, effective September 1, 1988. Such Eligible Employee shall also be entitled to Employer Matching Contributions as provided in Section 4.03 of the Predecessor Plan.

                  If such an Eligible Employee suspends Pretax Deferrals under this Plan before the date he is eligible to make Pretax Deferrals pursuant to (d) above, he may not resume Pretax Deferrals until the date he meets the requirements of (d).

                  (f) Compensation will be limited to Compensation paid to an individual while he is a Participant.

ACQUIRED COMPANIES:

Atasi

        With respect to employees who were employees of Atasi on May 26, 1988 and who became employees of an Employer on May 27, 1988:

                  (a) Hours of Service for calculating Years of Eligibility Service and months of employment include all hours of employment with Atasi even if such hours were completed before May 27, 1988.

                  (b) Hours of Service for calculating Years of Vesting Service include all hours of employment with Atasi even if such hours precede May 27, 1988.

                  (c) Each such employee will become a Participant on May 27, 1988.


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

                  (d) Each such employee will first be eligible to make Pretax Deferrals on the later of:

                           (i) the date he meets the requirements of Section
                  2.01(c) of the Predecessor Plan; or

                           (ii) May 27, 1988.

                  (e) Compensation will be limited to Compensation paid to an individual while he is a Participant.

Tandon Corporation

        With respect to employees who were employees of Tandon Corporation on February 29, 1988 and who became employed by Western Digital Media division and Western Digital Drive Engineering division on March 1, 1988:

                  (a) Hours of Service for calculating Years of Eligibility Service and months of employment include all hours of employment with Tandon Corporation even if such hours were completed before March 1, 1988.

                  (b) Hours of Service for calculating Years of Vesting Service include all hours of employment with Tandon Corporation even if such hours precede March 1, 1988.

                  (c) Each such employee will become a Participant on the later of the date he is hired at Tandon Corporation or March 1, 1988.

                  (d) Each such employee will first be eligible to make Pretax Deferrals on the later of:

                           (i) the date he meets the requirements of Section
                  2.01(c) of the Predecessor Plan; or

                           (ii) March 1, 1988.

                  (e) Compensation will be limited to Compensation paid to an individual while he is a Participant.

ViaNetix, Inc.

        With respect to employees who were employed with ViaNetix, Inc.:

                  (a) Hours of Service for calculating Years of Eligibility Service include all hours of employment with ViaNetix, Inc. even if such hours were completed before December 9, 1986.

                  (b) Hours of Service for calculating Years of Vesting Service include all hours of employment with ViaNetix, Inc. even if such hours precede December 9, 1986.

                  (c) Each such employee will become a Participant on December 9, 1986.


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

                  (d) Each such employee will first be eligible to make Pretax Deferrals on the later of:

                           (i) the first day of the month that coincides with or
                  immediately follows the date he completes one Year of Eligibility Service; or

                           (ii) December 9, 1986.

                  (e) Compensation will be limited to Compensation paid to an individual while he is a Participant.


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

                           WESTERN DIGITAL CORPORATION
                         SAVINGS AND PROFIT SHARING PLAN

                                    EXHIBIT B

                    Summary of Vesting and Distribution Rules
                    For Sale of Assets or Sale of Subsidiary

Sale of Assets to Standard Microsystems Corporation

        With respect to Participants who become employees of Standard Microsystems Corporation by reason of the sale of all or substantially all of Western Digital Corporation assets used in the portion of the Western Digital Corporation business relating to local area network products, effective on or about October 1, 1991 (the "Closing Date"), and who continue employment with Standard Microsystems Corporation after the Closing Date:

                  (a) Each such Participant shall have a one hundred percent (100%) Vested Interest in his Accounts as of the Closing Date; and

                  (b) Each such Participant shall be treated for purposes of the distribution provisions of the Plan as if he incurred a Severance as of the Closing Date; provided, however, distribution of such a Participant's Accounts shall not be earlier than December 31, 1991.

                                       1